Exhibit 10.38

International Business Machines Corporation
Worldspan Asset Management Offering Agreement

This Asset Management Offering Agreement (“AMO Agreement”) states the terms under which International Business Machines Corporation (“IBM”) and IBM’s subsidiary, IBM Credit Corporation (“IBM Credit”) will provide in their individual capacities outlined below, and Worldspan, L.P. (“Worldspan”) will accept, current and future information processing capacity and related services, as well as leasing of the machines required for such capacity and related financing.  IBM, IBM Credit and/or Worldspan may be referred to from time to time herein individually as a “Party” or collectively as the “Parties”.

IBM will provide Machines, Programs and Services pursuant to the terms of this AMO Agreement and the IBM Customer Agreement (Agreement Number JJT-0003) signed on July 17, 1991 and July 19, 1991, respectively, by Worldspan and IBM, including its Attachments and Transaction Documents (“ICA”).

IBM Credit will lease Machines to Worldspan and provide any applicable financing pursuant to the terms of this AMO Agreement and the Worldspan, L.P. Data Center Term Lease Agreement (Agreement Number JJT-0001) signed on March 11, 1993 and March 12, 1993, respectively, by IBM Credit and Worldspan, including its applicable Supplements and Addenda (“TLA”).  In this AMO Agreement, “Machines” shall also mean “Equipment” as defined in the TLA.  Any Machines provided under this AMO Agreement that are other than new will be directly provided by IBM Credit under the terms of the TLA, and the ICA will not apply.

The Parties acknowledge and agree that the terms and conditions of the ICA and of the TLA represent separate agreements with IBM and IBM Credit, respectively, which remain legally independent from one another.  This AMO Agreement contains terms and conditions which are in addition to those in both the ICA and the TLA.  This AMO Agreement, the ICA and the TLA, each as amended and modified, together with the other agreements referenced herein, entered. into in connection herewith, or otherwise contemplated hereby, constitute the entire agreement among the Parties relating to the subject matter hereof and supersede all oral or other written communications among the Parties relating to this subject matter.  This AMO Agreement cannot be changed or modified except in writing and signed by the Parties.  Any terms not otherwise defined in this AMO Agreement shall be used as defined in the ICA or TLA.  Except as modified herein, all other terms and conditions of the referenced agreements remain unchanged.  In the event of a conflict between this AMO Agreement and the referenced agreements, this AMO Agreement will prevail.

This AMO Agreement becomes effective as of July 1, 2002 (“Effective Date”) and shall have an expiration date of June 30, 2007 (“Expiration Date”).  The “Initial Term” shall begin on the Effective Date and end on the Expiration Date. A “Contract Year” means the 12-month period commencing on the Effective Date or any anniversary thereof during the Initial Term.

Agreed to:		Agreed to:

Worldspan, L.P.		International Business Machines Corporation

By:	/s/ David Lauderdale	By:	/s/ John M. Segler
Authorized Signature		Authorized Signature

Name (type or print):	David Lauderdale	Name (type or print):	John M. Segler
Date:	10/21/2002	Date:	10/21/2002

Customer No.: 9885094		Agreed to:

AMO Agreement No.: ASVB594		IBM Credit Corporation

IBM Customer Agreement No.: JJT-0003		By:	/s/ Brad P. Graham
Authorized Signature
Term Lease Agreement No.: JJT-0001		Name (type or print):	Brad P. Graham
		Date:	10/24/2002

1.                                      Cancelled/Superceded Agreements

This AMO Agreement supersedes, in its entirety, the Worldspan Capacity Agreement (Agreement Number AJIC644), effective as of January 1, 2000, among Worldspan, IBM and IBM Credit, and its associated documents and amendments and Order Letters issued thereunder (the “Capacity Agreement”).  The Order Letters issued under this AMO Agreement shall begin with Order Letter 100.

In addition, this AMO Agreement cancels and supersedes, in their entirety, the ICA Supplement for S/390 Software Growth Attachment relating to software other than TPF 4.1 software (Agreement Number 07D7H59), effective as of January 1, 2002, between Worldspan and IBM, the ICA Supplement for S/390 Software Growth Attachment relating to TPF 4.1 software (Agreement Number 07D7H60), effective as of January 1, 2002, between Worldspan and IBM, and their associated documents and amendments.

2.                                      Monthly Payments

There will be a single monthly invoice for a “Monthly Payment” for all the Machines and Programs (“Products”), Services, leases and financings subject to this AMO Agreement.  Each such invoice will be in the form attached as Exhibit I, as that form may be modified from time to time by the mutual agreement of IBM and Worldspan, and will provide detail sufficient to satisfy Worldspan’s tax and accounting requirements; provided, however, that all such charges shall equal the Monthly Payment for that month.

Each Monthly Payment will be due thirty (30) days after Worldspan’s receipt of IBM’s invoice therefor, but no earlier than the first day of the calendar month for which it is payable, and will be payable directly to IBM.  IBM Credit has authorized IBM to serve as its collection agent for amounts due to IBM Credit under this AMO Agreement or the TLA.  Worldspan’s payment to IBM of the Monthly Payments, as adjusted pursuant to this AMO Agreement, will constitute full compensation to IBM Credit for any leased Machines or other financed items that are subject to this AMO Agreement.  Subject to the foregoing and the following paragraph, the first Monthly Payment is due on July 1, 2002.  A schedule of the Monthly Payments due for the initial Term is attached as Exhibit A.

Any invoice amounts for Products and Services subject to this AMO Agreement billed to and paid by Worldspan to IBM between the Effective Date of this AMO Agreement and the date the Parties execute this AMO Agreement will be applied as a credit on account for application to the initial Monthly Payment(s) due under this AMO Agreement.

Any invoices for Products and Services billed to Worldspan but not paid between the Effective Date and the date the Parties execute this AMO Agreement will be canceled.

The Monthly Payments are due and payable for the full term of this AMO Agreement and are not cancelable except as may be otherwise provided herein.  The Monthly Payments are subject to change only in accordance with the terms specified herein.  This AMO Agreement cannot be terminated except as provided herein or by agreement of the Parties; provided, however, that Section 7 of this AMO Agreement, entitled “Additional Capacity”, is separately terminable in accordance with the provisions thereof.

The Monthly Payments include any applicable charges for normal transportation, installation and deinstallation for Machines installed under this AMO Agreement.

Any charges for Products, Services or financings not specifically described in this AMO Agreement and/or its Exhibits will continue to be invoiced separately to Worldspan.

The Monthly Payments do not include any provision for any taxes that may be applicable to the Products, Services, Leases or financing subject to this AMO Agreement.  Worldspan has responsibility for all such taxes other than taxes based on the net income of IBM or IBM Credit or franchise taxes, capital stock or net worth taxes imposed on IBM or IBM Credit.

Notwithstanding anything to the contrary in the ICA or the TLA, neither IBM nor IBM Credit will have the right or ability to change the Monthly Payments with respect to any Products or Services provided to Worldspan under this AMO Agreement except as expressly provided in this AMO Agreement or otherwise mutually agreed by the Parties.

In addition, notwithstanding anything to the contrary in the ICA or the TLA, neither IBM nor IBM Credit will have the right or ability to change the terms and conditions relating to any Products or Services to be provided to Worldspan under this AMO Agreement unless (i) such change is made to the comparable terms and conditions for all of IBM’s commercial customers, and (ii) such change does not adversely affect Worldspan’s usage of the applicable Product or Service, as provided by IBM, or Worldspan’s quiet enjoyment of the applicable Product or Services, as provided by IBM Credit.  If IBM or IBM Credit makes any permitted change to the terms and conditions relating to any Products or Services to be provided to Worldspan under this AMO Agreement and such change is deemed unfavorable by Worldspan, then Worldspan may elect to delete any of the Capacity affected by such change from this AMO Agreement as described in Subsection 6.A, entitled “Cancellation of Committed Capacity,” and any limitations on deletions of Capacity described in this AMO Agreement will not apply and the then current Monthly Payments will be reduced by the amount described in such Subsection.

3.                                      Included Agreements

The Monthly Payments include the monthly charges (except as otherwise specified in each Included Agreement) that would otherwise become due during the Initial Term under the included Agreements listed below and, notwithstanding anything to the contrary in the Included Agreements, such charges will not be separately payable during the Initial Term.  Any such charges that are due or become due for periods before the Effective Date or after the Expiration Date are not included in the Monthly Payments and will be invoiced separately to Worldspan.  The “Included Agreements” include the following:

a.                                       WebServer Software Special Option, effective as of September 30, 2000, among Worldspan, IBM and IBM Credit, as supplemented and amended, including by Amendment No. 3 thereto entered into contemporaneously herewith by Worldspan, IBM, and IBM Credit.

b.                                      Enterprise Software Option Agreement entered into contemporaneously herewith by Worldspan and IBM.

c.                                       To the extent described herein, the ICA and the TLA.

The Monthly Payments do not include any charges that become due under the Master Project Resources Agreement for Consulting & Integration Services entered into contemporaneously herewith by Worldspan and IBM.

Except as provided herein, this AMO Agreement does not modify the terms and conditions of the agreements listed above.

4.                                      Base Capacity

IBM and Worldspan agree that the Machines listed in Exhibit B and Exhibit C are included in the initial capacity (“Base Capacity”) subject to this AMO Agreement, the charges for which are included in the Monthly Payments.  Exhibits B and C list all Machines included in the Base Capacity, including the Current Machines, which are listed in Exhibit C.  All Machines listed in Exhibit B and Exhibit C will be leased by IBM Credit to Worldspan under the terms of the TLA, as supplemented and modified by this AMO Agreement.

The Current Machines are Machines currently subject to a Lease between Worldspan and IBM Credit.  These Machines are included in the Base Capacity.

5.                                      Capacity Plan

The essence of this AMO Agreement with respect to the Base Capacity is the Capacity Plan specified in Exhibit B (the “Plan”).  The Plan is based on the specific transactions listed in Attachment 1 to Exhibit B occurring as described therein.

The Plan consists of two (2) types of transactions (Capacity Additions and Capacity Deletions), each with two (2) methods by which they will occur.

a.                                       Capacity Additions are comprised of (i) installation of upgrades (Vertical Upgrades) on installed Machines, and (ii) installation of new Machines (New Footprints).

b.                                      Capacity Deletions are comprised of (i) Machines returned to IBM Credit at their Lease expiration (Returned Footprints), and (ii) disabling of Machine components on installed Machines to reduce their capacity (Vertical Downgrades).

General terms regarding Capacity:

•                                          All Capacity may be taken during any time within the calendar quarter specified in Attachment 1 to Exhibit B.

•                                          Capacity specified as New Footprints may be acquired as Vertical Upgrades representing the equivalent MIPS within the same product generation (i.e., Freeway, G5, G6) without an increase in the Monthly Payment.

•                                          All Vertical Upgrades will be delivered in accordance with IBM’s generally available upgrade paths.

•                                          The Monthly Payments are based, in part, on delivery of processing capacity, measured in millions of instructions per second (“MIPS”), equal to the estimated IBM’s Large Systems Performance Reference (“LSPR”) MIPS specified in Exhibit B for each generation of Complimentary Metal Oxide Semiconductor (CMOS) technology for each year of the Initial Term.  If the actual capacity delivered, as measured by LSPR in a mixed environment at the time of product announcement, differs from the MIPS specified in Exhibit B for a given year, the Monthly Payments will be adjusted as described below in Section 6.A, entitled “Cancellation of Committed Capacity”.  All capacity delivered will be delivered in increments of whole processors or engines.

•                                          If the total MIPS installed and subject to this AMO Agreement varies from the Total MIPS Installed shown in the Plan, the Monthly Payments are subject to change as described below.  The amount of the change will be specified in an Order Letter.

Deviations from the Plan and from Attachment 1 to Exhibit B may result in an adjustment to the Monthly Payments as described below.

6.                                      Capacity Management

The following three (3) Subsections describe options available to Worldspan and are intended to provide Worldspan with flexibility with respect to the installation of Base Capacity.  Except as may be specifically described otherwise herein, in all circumstances where a reduction to the Monthly Payments for capacity described in this AMO Agreement as of the Effective Date is contemplated under this AMO Agreement, the amounts described below and specified in the applicable Exhibit shall govern.

Section 1, Reduction Amounts for Deferred or Deleted Capacity, and Section 2, Payment Amounts for Accelerated Capacity, of Exhibit D will be used to determine any applicable change to the Monthly Payments described in the applicable following Subsections.  In each case, the change to the Monthly Payments is determined by multiplying the number of MIPS that are the subject of the transaction by the applicable amount shown in the applicable Section of Exhibit D.

The result will be the change to the Monthly Payment and shall apply for the period specified in the applicable following Subsection.

A.                                    Cancellation of Committed Capacity

Upon thirty (30) days written notice prior to the applicable scheduled install date, Worldspan may elect to reduce the number of Base Capacity MIPS for the Contract Year of the scheduled install date by up to the lesser of (i) [**] ([**]%) of that Contract Year’s Base Capacity MIPS, and (ii) the portion of that Contract Year’s Base Capacity MIPS that have not yet been installed as of the date of the notice.  In any such event, the Monthly Payments will be reduced using the applicable reduction amount shown in Section 1 of Exhibit D for the calendar quarter of the scheduled install date, all as described in the following paragraph.

The reduction to the Monthly Payments will begin effective with the Monthly Payment for the second month of the calendar quarter during which the cancelled MIPS were scheduled to be installed.  The amount of reduction to each Monthly Payment will be determined by multiplying the number of MIPS cancelled by the applicable reduction amount from Section 1 of Exhibit D, and the reduction will apply for the duration applicable to the capacity/transaction which is deleted.

B.                                    MIPS Exchange Credits

This Alternate Platform Option for MIPS Base Capacity exchange may be exercised effective during each July and January of the Initial Term of this AMO Agreement.  During each such July and January, Worldspan may elect to substitute an alternate IBM technology platform for up to [**]([**]%) of the MIPS included in the Plan for the Contract Year in which that July and January occurs.  Upon written notice provided to IBM one month prior to the scheduled upgrade, Worldspan may elect to replace the scheduled MIPS with then currently available alternate IBM technology under this AMO Agreement.  IBM will issue a credit to be applied to other Products and Services that Worldspan may elect to acquire from IBM or IBM Credit.  The amount of the credit will be calculated in the same manner as the reduction to Monthly Payments described in Subsection 6.A, entitled “Cancellation of Committed Capacity”.  The capacity that Worldspan may replace pursuant to this Subsection is in addition to any capacity that Worldspan may cancel or delete pursuant to any other provisions of this AMO Agreement.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

C.                                    Acceleration or Deferral of Date of Installation/Deinstallation

Upon one month’s prior written notice, Worldspan may elect to accelerate or defer the Date of Installation/Deinstallation of any Base Capacity Machine or Machine upgrade/downgrade listed in Exhibit B as described below:

(1)                                  Without a change to the Monthly Payments, Worldspan may elect to install/deinstall any Base Capacity listed in Exhibit B on any date that falls within the calendar quarter of the anticipated Date of Installation/Deinstallation for that Capacity, as listed in Exhibit B as the time period in which that Capacity is planned to be installed/deinstalled.

(2)                                  Worldspan may elect to accelerate the installation of any Base Capacity by up to six months from the calendar quarter specified as the time period for installation of that Capacity in Exhibit B.  In such event, the Monthly Payments for the period from the Date of Installation of that Capacity to such calendar quarter will each be increased by an amount mutually agreed by the Parties, but not to exceed the amount determined on the basis of the applicable payment amount specified in Section 2 of Exhibit D for such calendar quarter.

(3)                                  Worldspan may elect to defer the installation of any Base Capacity to any date up to six months after the calendar quarter specified as the time period for installation of that Capacity in Exhibit B.  In such event, the Monthly Payments for the period from such calendar quarter to the Date of Installation of that Capacity will each be reduced by an amount determined on the basis of the applicable reduction amount specified in Section 1 of Exhibit D for such calendar quarter.

(4)                                  Worldspan may elect to accelerate the deinstallation of any Base Capacity to any date reasonably designated by Worldspan that is prior to the calendar quarter specified as the time period for deinstallation of that Capacity in Exhibit B.  In such event, the Monthly Payments for the period from the Date of Deinstallation of that Capacity to such calendar quarter will each be reduced by an amount mutually agreed by the Parties to be the value of the maintenance relating to such Capacity that IBM will not be required to provide during such period as a result of such Capacity being deinstalled.

(5)                                  Worldspan may elect to defer the deinstallation of any Base Capacity that involves the return of Equipment to IBM Credit to any date reasonably designated by Worldspan that is after the calendar quarter specified as the time period for deinstallation of that Capacity in Exhibit B.  In such event, the deferral of deinstallation will be considered a lease extension, as provided for in Section 22, entitled “Lease Extensions”, and the increase in the Monthly Payment will also include an amount mutually agreed by the Parties to be the value of the maintenance relating to such Capacity that IBM will be required to provide during such period as a result of the deinstallation of such Capacity being deferred.

(6)                                  Worldspan may elect to defer the deinstallation of any Base Capacity that does not involve the return of Equipment to IBM Credit to any date reasonably designated by Worldspan that is after the calendar quarter specified as the time period for the downgrade of that Capacity in Exhibit B.  In such event, the Monthly Payments for the period from such quarter to the Date of Deinstallation of that Capacity will each be increased by an amount mutually agreed by the Parties to be the value of the maintenance relating to such Capacity that IBM will be required to provide during such period as a result of the deinstallation of such Capacity being deferred.

For greater flexibility, the Parties agree that any additional transaction added to the Plan involving only the activation or deactivation of Machine component(s) will result in a change to the Monthly Payments that will include only a reasonable charge (not to exceed [**] per Machine component commonly referred to as an “engine”) to activate/deactivate the Machine component(s) and an amount mutually agreed by the Parties to be the value of the maintenance relating to such Machine component(s) that IBM will or will not be required to provide as a result of such additional transaction.

These adjustments, including any applicable changes to the Monthly Payment, will be specified in an Order Letter at the time of the transaction.

7.                                      Additional Capacity

Contingent upon credit approval, which will not be unreasonably withheld or delayed, Worldspan may increase its processing capacity above that set forth in the Plan upon prior written notice to IBM.  It is Worldspan’s intent to satisfy its requirements for capacity in excess of the Base Capacity (“Additional Capacity”) for the Products listed below with Products acquired new directly from IBM, but Worldspan will not be in breach of this AMO Agreement or have any liability if this intent is not achieved.

Additional Capacity transactions are separate from the Base Capacity transactions.

The following provisions will govern the charges used to determine increases in the Monthly Payments for Additional Capacity for the Products described in this Section.

[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Except as specified in Section 14, entitled “Revenue Objectives and Incentives”, or otherwise agreed to by the Parties, Products acquired pursuant to this Additional Capacity Arrangement shall not be considered eligible revenues for purposes of any existing IBM revenue rebate structures, including, but not limited to, the Server Growth Offering or Revenue Incentive Agreements.

Worldspan may terminate the provisions of this Section at any time by providing written notice to IBM.

IBM may modify the terms of this Section, on written notice to Worldspan, if and to the extent that IBM modifies them for all its commercial customers.

IBM may terminate the provisions of this Section at the end of the second or any subsequent Contract Year if at that time the aggregate [**].  Further, IBM may at any time, by written notice to Worldspan, terminate the provisions of this Section if IBM no longer offers terms and conditions similar to the those contained in this Section to any of its commercial customers.

Termination of this AMO Agreement, as provided for in Section 21, entitled “Termination Option”, shall also terminate the provisions of this Section.  Termination of this Section by either party shall not constitute termination of this AMO Agreement and shall have no effect on Worldspan’s obligation to pay the Monthly Payments.

Worldspan may request Additional Capacity for Products not listed above.  The amount to be added to the then current Monthly Payments for such Products will be agreed upon by the Parties at the time of such request and before the Products become subject to this AMO Agreement.

Worldspan may elect to purchase the Additional Capacity, or subject to credit approval, which will not be unreasonably withheld or delayed, add the charges for Additional Capacity to the Monthly Payments on mutually agreeable terms, which additions will apply for the period of time specified in an Order Letter, as defined in Section 15, entitled “IBM Credit Financing”, but ending no later than the Expiration Date.

8.                                      Additional Capacity Vertical Upgrades

Without limiting Worldspan’s rights under Section 7 above, Worldspan may elect to acquire Additional Capacity in the form of Vertical Upgrades for IBM S/390 Machines previously installed and subject to this AMO Agreement by leasing such Vertical Upgrades from IBM Credit under this Section.  The charges described in this Section include lease amounts due IBM Credit for such Vertical Upgrades, subject to the following provisions:

a.                                       The maximum amount to which the provisions of this Section may apply is $6,000,000.00 per Contract Year, representing the sum of the increases in the

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Monthly Payment for such Vertical Upgrades, during each Contract Year beginning July 1, 2003.

b.                                      IBM or IBM Credit’s obligation to accept an Order Letter for any such Vertical Upgrade acquired pursuant to this Section is contingent upon there being:  1) in the reasonable opinion of IBM Credit, no Material Adverse Change, as defined below, in Worldspan’s financial condition from the Effective Date to the execution of an Order Letter for the Vertical Upgrade or 2) Worldspan not being in Default of this AMO Agreement, provided IBM or IBM Credit has provided written notice of such Default.

The amount of the increase in the Monthly Payments for any Vertical Upgrade provided pursuant to this Section will be mutually agreed by the Parties, but will not exceed the amount determined by multiplying the number of MIPS provided by the Vertical Upgrade by the applicable amount shown in Section 3 of Exhibit D.  This increase will apply for the period from the Date of Installation of the Vertical Upgrade until the Return Date for the Machine on which the Vertical Upgrade is installed or the date upon which the Vertical Upgrade is otherwise deinstalled.

9.                                      Tape Products Allowance

Commencing as of each of July 1, 2002, July 1, 2003, and July 1, 2004, Worldspan will be entitled to an allowance (“Tape Allowance”) of $250,000.00 per year that may be applied to charges for IBM Tape Products, without an increase in the Monthly Payments.  If the Tape Allowance to which Worldspan is entitled as of any July 1 is not used within the subsequent 12 months, then any remaining amount of that Tape Allowance will be carried forward and increase the subsequent year’s Tape Allowance.  Therefore, the maximum Tape Allowance available to Worldspan is $750,000.00, which may be used by Worldspan at any time after July 1, 2004, if none of the Tape Allowances available to Worldspan on July 1, 2002 and July 1, 2003 have been used.

10.                               Used Machines

Except for the two (2) 9672 Model Rl6 Machines designated as Systems Z and ZZ listed in Attachment 1 to Exhibit B, there are no Used Machines included in the Plan as of the Effective Date. in the event the Parties agree that Used Machines shall be added to this AMO Agreement, the following provisions of this Section will apply.

Used Machines are supplied directly by IBM Credit and the following provisions apply:

The Machines are provided “AS IS” without any warranty whatsoever in accordance with Paragraph 9 of the TLA.  However, provided that the Machines are unmodified since the date of delivery; have been manufactured and assembled by or for IBM; and have been installed and maintained by IBM, IBM Credit guarantees Worldspan’s satisfaction with the quality of the Machines for three (3) months following the Date of Installation.  If Worldspan is dissatisfied with any such Machine for any reason, Worldspan may notify IBM Credit within three (3)

months of the Date of Installation and, at IBM Credit’s option, the Machine will either be (a) replaced with an equivalent Machine or (b) returned to IBM Credit and the portion of the Monthly Payments constituting payment for the Machine, as specified in the Order Letter for the Used Machine, will be refunded to Worldspan.

IBM Credit shall bear the risk of loss or damage to the Machines during transit from the pick-up location to Worldspan’s location, provided the Machines are transported by a carrier designated by IBM Credit.

11.                               Capacity Reviews

Worldspan and IBM will monitor Worldspan’s capacity utilization on an ongoing basis. Worldspan and IBM will conduct regular status meetings regarding systems and storage management issues.  Worldspan and IBM will jointly develop a quarterly executive report that tracks the performance and capacity utilization.  IBM will maintain a reasonable backlog of Machines to address capacity needs that may develop in the quarter following the capacity reviews.

12.                               Maintenance Services

During the term of this AMO Agreement and for the Monthly Payments specified herein, IBM will provide Maintenance Services for the Machines included in the Base Capacity specified in Exhibit B and for the Processors listed in Section I of Exhibit C.  Maintenance Services charges are not included for the Storage Machines listed in Section II of Exhibit C.

The terms governing these Maintenance Services are contained in Exhibit H of this AMO Agreement.

The provisions of the following paragraph will become effective on December 31, 2003, upon expiration of the existing Extended Term Maintenance Services (Special Option) Addendum, effective as of January 1, 1996, (Agreement Number 996156335) between Worldspan and IBM, and will apply for the remainder of the Initial Term:

IBM Customer Engineering Services will be provided for Machines covered by either an IBM Maintenance Agreement or an IBM Warranty, including the Machines included in the Base Capacity under this AMO Agreement.  Except as provided below, IBM will provide coverage of one Customer Engineer per shift on a 24 hour per day, 7-day per week basis (excluding holidays observed by Worldspan), in accordance with this Section.  If and to the extent that the number of full time equivalent personnel (FTE’s) required for this Customer Engineer staffing exceeds an allowance (the “Maintenance FTE Allowance”) equal to [**] FTEs more than the aggregate number of FTEs customarily

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

provided by IBM, in accordance with its normal practices as set forth on Exhibit K, to maintain all the equipment installed at Worldspan’s facilities that is on IBM Maintenance or under IBM Warranty, then IBM may charge Worldspan an additional reasonable charge for the FTEs in addition to the Maintenance FTE Allowance required to provide this Customer Engineering staffing.  However, in this event, Worldspan will have the option of declining the additional charge(s) and accepting the reduced Customer Engineering staffing provided by the Maintenance FTE Allowance.  The Parties acknowledge that as Worldspan installs or deinstalls equipment that is on IBM Maintenance or under IBM Warranty, the Maintenance FTE Allowance may go up or down.  However, it is anticipated that during the Initial Term, there will be no additional charges for the Customer Engineering staffing described above.

Should Worldspan elect to ask IBM to perform additional services that would require more than one Customer Engineer per shift as provided for above, or ask those personnel to perform duties that are outside of the scope of normal Customer Engineering duties, additional charges may apply.

The charges for Maintenance Services will not be changed during the Initial Term of this AMO Agreement, except as provided above.

13.                               Value Added Services

As part of the Services IBM will provide without additional charge under the terms of this AMO Agreement, IBM will assign a Project Manager, a Contract Manager and an Account Support Representative to assist Worldspan with the implementation of this AMO Agreement.  The Services performed by these IBM personnel will include, but not be limited to, the following:

1.                                       Backlog Review and Management

2.                                       Contract Compliance

3.                                       Invoice Reconciliation

4.                                       Timely return of applicable contractual documents executed by IBM and/or IBM Credit

The provisions of this Section shall be deemed a Statement of Work as defined in the ICA.

In addition, promptly after the end of each six months of the AMO Agreement, IBM will provide Worldspan with a Semi-Annual AMO Spend Summary in the form attached as Exhibit J, as that form may be modified from time to time by mutual agreement of IBM and Worldspan, that allocates the total amount of the Monthly Payments for the previous six months between (i) the portion of that amount that is properly allocable to hardware, and within that portion, (x) the part that is properly allocable to hardware that was installed as of July 1, 2002, and (y) the part that is properly allocable to hardware that was installed after July 1, 2002; (ii) the portion of that amount that is properly allocable to software, and within that portion, (x) the part that is properly allocable to software that was installed as of July 1, 2002, and the part that is properly allocable to software that was installed after July 1, 2002; (iii) the portion of that amount that is properly allocable to Maintenance for Machines, and within that portion, (x) the part that is properly allocable to Maintenance for Machines that were installed as of July 1, 2002, and (y) the part that is properly allocable to Maintenance for Machines that were installed after July 1, 2002, and (iv) the portion of that amount that is properly allocable to other services provided to Worldspan.

For each Contract Year, Worldspan will be entitled to a Customer Relationship Credit of $15,000 per Contract Year that may be applied, at Worldspan’s discretion, against amounts otherwise payable hereunder or for such other initiatives as Worldspan may elect.  Any portion of any such Customer Relationship Credit that is not used within the applicable Contract Year will be carried forward and considered an increase to the subsequent Contract Year’s Customer Relationship Credit.

14.                               Revenue Objectives and Incentives

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A.                                    Eligible Products

As used in this AMO Agreement, the term “Eligible Products” shall mean the Products and Services of the types listed below, as well as any Products or Services that are the functional equivalent of, or that succeed a replace, any of the listed Products or Services:

[**]

If and to the extent that pricing for any Eligible Product is not otherwise set forth in Section 7, entitled “Additional Capacity”, or any other provision of this AMO Agreement or any other agreement referenced herein, entered into in connection herewith, or otherwise contemplated hereby, then such Eligible Product will be made available to Worldspan on terms and conditions, including pricing, that are commercially reasonable and competitive with the terms and conditions upon which alternative products are available to Worldspan.

Machines previously sold to and used by another party (used machines) and hardware outsourced from or provided by another party are excluded from the terms of this Section.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

B.                                    Fulfillment

Except as otherwise specifically provided in this AMO Agreement, fulfillment of Eligible Products for purposes of Qualifying Revenue Attainment under this AMO Agreement may be from IBM and/or through an authorized IBM Business Partner.  Upon the request of Worldspan from time to time, IBM will confirm if another entity is an authorized IBM Business Partner.

C.                                    Qualifying Revenue Attainment

Attainment toward the Annual Revenue Objectives (“Qualifying Revenue Attainment”) will be determined by [**].

If Worldspan disagrees with the Qualifying Revenue Attainment reported by IBM, Worldspan must notify IBM in writing within 30 days after Worldspan’s receipt of such information from IBM.  In the event of a disagreement between IBM and Worldspan on Qualifying Revenue Attainment, each of them will provide the other with documentation supporting its position and will negotiate in good faith to resolve the disagreement.

D.                                    Revenue Attainment Credit

Based on the Qualifying Revenue Attainment, the Monthly Payments for the immediately following twelve (12) months will be [**].

[**]

E.                                      Application of Revenue Attainment Credit

The Revenue Attainment Credit earned during each Contract Year will be [**]:

(1)                                  If the Qualifying Revenue Attainment for the Contract Year is [**].

(2)                                  If and when the Qualifying Revenue Attainment for the Contract Year reaches [**].

(3)                                  If the Qualifying Revenue Attainment for the Contract Year is [**].

(4)                                  If and when the Qualifying Revenue Attainment for the Contract Year reaches [**].

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

[**]

15.                               IBM Credit Financing

All leased Machines and all amounts financed under the TLA that are subject to this AMO Agreement as of the Effective Date shall be initially confirmed on a duly executed Term Lease Supplement.

Subsequent transactions under this AMO Agreement involving Products shall be confirmed on Worldspan Order Letters (“Order Letters’), the general format of which is attached as Exhibit G, with specific details furnished to Worldspan by IBM Credit.  For transactions subject to the TLA, such Order Letters shall function as Exhibits as defined in the TLA with terms 1) to be coterminous with the Expiration Date of this AMO Agreement, or 2) applicable for the duration specified in the Order Letter.

IBM or IBM Credit’s obligation to accept any Base Capacity transaction specified in Exhibit B for which an Order Letter has not been executed (an “Unconfirmed Base Capacity Transaction”) is contingent upon there being:  1) in the reasonable opinion of IBM Credit, no Material Adverse Change, as defined below, in Worldspan’s financial condition from the Effective Date to the execution of an Order Letter for the Unconfirmed Base Capacity Transaction, or 2) Worldspan not being in Default of this AMO Agreement, provided IBM or IBM Credit has provided written notice of such Default.  In the event condition 1 or 2 above has occurred, then, upon the request of Worldspan, the Parties shall negotiate in good faith to agree upon alternative payment arrangements for the Unconfirmed Base Capacity Transaction that reflect the change in Worldspan’s financial condition.  Provided all Parties to this AMO Agreement agree to such alternative payment arrangements, IBM will provide the subsequent Base Capacity and IBM Credit will provide related leasing or financing.  All prior transactions that have been confirmed on a duly executed TLA Supplement or Order Letter shall remain in effect subject to the provisions herein.  In the event the Parties do not agree to alternative payment arrangements, Worldspan may delete the capacity applicable to the Unconfirmed Base Capacity Transaction from this AMO Agreement.  Any capacity deleted due to the provisions of this Section shall not be subject to the limits specified in this AMO Agreement for cancelled capacity.  In such event, the Monthly Payments for each month commencing at the beginning of the calendar quarter of the anticipated Date of Installation for the Unconfirmed Base Capacity Transaction, as indicated in Exhibit B, will be reduced by an amount constituting the portion of such Monthly Payment that is attributable to such deleted Base Capacity.  At that time, IBM (and not IBM Credit) will disclose to Worldspan the portion of each such Monthly Payment that is attributable to the deleted Base Capacity, and the IBM Custom Technology Offerings Contract Executive will certify to Worldspan that all such amounts so disclosed are accurate in all material respects.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Worldspan will return each Machine provided under this AMO Agreement to IBM Credit pursuant to the terms of Paragraph 25 of the TLA upon the earliest of:  1) its Return Date as specified in Exhibit B or C, as may be modified by an Order Letter, 2) its Return Date as specified in the applicable Order Letter, or 3) except as may be provided in this AMO Agreement, the expiration or termination of this AMO Agreement.  Except as may be provided in this AMO Agreement, Worldspan may not exercise any lease extensions, lease renewals or purchase options relating to the Machines provided under this AMO Agreement.  Should Worldspan fail to return the Equipment by the Return Date shown on Exhibit B, C or the applicable Order Letter, the Equipment return provisions of the TLA shall govern and additional charges as provided in the TLA will apply.

Worldspan authorizes IBM Credit to file Uniform Commercial Code (“UCC”) financing statements relating to the Machines, together with all related software (embedded or otherwise), subject to this AMO Agreement or listed in an Order Letter. Any such UCC financing statement relating to a Machine will be terminated by IBM Credit promptly after the Machine is no longer subject to this AMO Agreement, whether as a result of the Machine being returned to IBM Credit or purchased by Worldspan.

Each hardware transaction hereunder is intended to be characterized as a transaction under Article 2A of the UCC; provided, however, if the transaction hereunder is reclassified as a transaction governed under Article 9 of the UCC, then Worldspan hereby grants, on the date hereof, to IBM Credit a first priority security interest in the Machines, together with all related software (embedded therein or otherwise), subject to this AMO Agreement or listed in an Order Letter and all additions, attachments, accessories, accessions and upgrades thereto and any and all substitutions, replacements or exchanges for any such Machines or software and any and all proceeds of any of the foregoing, including, without limitation, payments under insurance or any indemnity or warranty relating to loss or damage to such Machines and software or other items financed under this AMO Agreement.

Neither IBM nor IBM Credit make any representation whatsoever regarding the accounting treatment applicable to charges for the transactions under this AMO Agreement.  Additional information regarding the Equipment leases and non-Equipment financing are described in the initial Term Lease Supplement executed contemporaneously with this AMO Agreement and in the Order Letters executed hereunder.

16.                               Settlement/Termination Charges

Section 20 of this AMO Agreement, entitled “Defaults and Remedies’, provides that Worldspan will pay IBM a Settlement Charge under certain circumstances in accordance with the terms of such Section.

Section 21 of this AMO Agreement, entitled “Termination Option”, provides that Worldspan will pay IBM a Termination Charge in the event Worldspan notifies IBM and IBM Credit that

Worldspan has elected to terminate this AMO Agreement in accordance with the terms of such Section.

In all circumstances where either a Settlement Charge or a Termination Charge is payable to IBM and/or IBM Credit, the applicable Settlement Percentage or Termination Percentage shown in Exhibit F will be used to determine the amount of the Settlement Charge or Termination Charge.  The calculation of the amount of the Settlement Charge or Termination Charge is further described in the applicable Section of this AMO Agreement.

17.                               Material Adverse Change Provision

Future financing for Unconfirmed Base Capacity Transactions is contingent on there being no Material Adverse Change from the Effective Date, as reasonably determined by IBM Credit.

“Material Adverse Change” shall mean a material adverse change in the financial condition (including consideration of the business, operations, results of operations, and assets) of Worldspan and its consolidated subsidiaries, taken as a whole.  However, as long as Worldspan maintains sufficient working capital to meet and be current on its payment obligations, including those to third parties, as they become due, evidenced by a quarterly compliance certificate executed by Worldspan’s Chief Financial Officer, no distribution to Worldspan’s owners in the ordinary course of Worldspan’s business will be considered, or taken into account when determining whether there has been a Material Adverse Change.

A Material Adverse Change will not have any effect on transactions with an Order Letter execution date prior to the date of the Material Adverse Change.

If IBM Credit determines that a Material Adverse Change exists, then IBM will nevertheless continue to make available the Products and Services to be provided to Worldspan pursuant to this AMO Agreement, including Base Capacity, but IBM Credit will not be required to finance any such Products or Services as long as the Material Adverse Change continues to exist.  In any such event, Worldspan or its financing agent may acquire the Products or Services in accordance with Section 7, entitled “Additional Capacity”, and there will be corresponding reductions to the Monthly Payments hereunder as described in Section 15.

18.                               Representations and Warranties

In addition to the representations stated in the TLA, Worldspan represents and warrants that:

a.                                       this AMO Agreement and all other documents executed and delivered in connection herewith are Worldspan’s legal, valid and binding obligation, and are enforceable in accordance with their terms;

b.                                      any Financial Statements, as defined below, provided to IBM Credit by Worldspan, as of their respective dates and in all material respects, were true and correct and fairly presented, in conformity with United States generally accepted accounting principles (“US GAAP”), Worldspan’s consolidated financial position and its consolidated results of operations and cash flows;

c.                                       since the date of the last Financial Statements provided to IBM Credit by Worldspan, there has been no change in Worldspan’s consolidated financial position or operations, considered as a whole, which would constitute a Material Adverse Change; and

d.                                      except as set forth in the Financial Statements referred to in subsection (b) above, there is no action, suit, arbitration or other proceeding, inquiry or investigation, at law or in equity, pending against Worldspan wherein there is a reasonable possibility of an unfavorable decision, ruling or finding which could materially and adversely affect Worldspan’s ability to perform its obligations under this AMO Agreement and, since the dates of the respective descriptions of the proceedings contained in the reports identified above, there has been no change in the status of such proceedings which could constitute a Material Adverse Change.

19.                               Covenants

Worldspan agrees that for so long as this AMO Agreement is in effect, Worldspan:

a.                                       will, in the event Worldspan’s Financial Statements are not publicly available or are no longer publicly available, provide to IBM Credit:

(i)                                     upon request, as soon as reasonably available and in any event within one hundred and twenty (120) days after the end of each fiscal year, Financial Statements for that fiscal year prepared in reasonable detail and in accordance with US GAAP.  These Financial Statements shall be audited Financial Statements if the same have been prepared and are available, but are not required to be audited Financial Statements.

(ii)                                  upon request, as soon as reasonably available and in any event within sixty (60) days after the end of each of Worldspan’s fiscal quarters, Financial Statements as of the end of such period and for the fiscal year to date, together with a comparison to the Financial Statements for the same periods in the prior year, all in reasonable detail and prepared in accordance with US GAAP.

b.                                      will promptly inform IBM Credit after Worldspan obtains knowledge of any legal or administrative proceedings before any federal, state, or municipal regulatory body being instituted against Worldspan wherein there is a reasonable possibility of an unfavorable decision, ruling or finding that would constitute a Material Adverse Change.

For the purposes of this AMO Agreement, “Financial Statements” shall mean the consolidated balance sheets, income statements, statements of cash flows and statements of changes in owners’ equity of Worldspan and its subsidiaries for the period specified, prepared in accordance with US GAAP and consistent with prior practices.

20.                               Default and Remedies

A.                                    Events of Default

Worldspan will be in “Default” under this AMO Agreement if one or more of the following events shall have occurred and be continuing (“Events of Default”):

a.                                       Worldspan fails to perform any of its material obligations under any Lease for a Machine subject to this AMO Agreement and such failure shall continue for thirty (30) days after written notice thereof has been given to Worldspan by IBM or IBM Credit;

b.                                      Worldspan fails to pay when due any amount to be paid by Worldspan under this AMO Agreement and such failure shall continue for fifteen (15) days after written notice thereof has been given to Worldspan by IBM or IBM Credit;

c.                                       any representation or warranty made by Worldspan in this AMO Agreement or any Financial Statement delivered pursuant to this AMO Agreement shall prove to have been incorrect in any material respect when made (or deemed made), or Worldspan shall be in default of Section 37(d), (e) or (f) of the TLA;

d.                                      Worldspan fails to observe or perform any covenant contained herein and such failure shall continue for thirty (30) days after written notice thereof has been given to Worldspan by IBM or IBM Credit; or

e.                                       the entry of any judgment against Worldspan in an amount in excess often million dollars ($10,000,000.00) and such judgment is not satisfied, dismissed, stayed or superseded by bond within sixty (60) days after the day of entry thereof or such judgment is not fully covered by insurance as to which the insurance company has acknowledged its obligation to pay such judgment in full.

B.                                    Remedies

In the event of a default or breach of the ICA or the TLA, IBM or IBM Credit, respectively, shall have all rights and remedies provided in the applicable agreement.

Upon Worldspan’s Default under this AMO Agreement and within thirty (30) days after IBM Credit’s written request therefor, Worldspan may, at its option, implement an Interim Cure Arrangement as described below.  If Worldspan fails to so implement an Interim Cure Arrangement or to maintain it for so long as Worldspan is in Default under this AMO Agreement, then IBM Credit may immediately request in writing that Worldspan pay a Settlement Charge, as described herein.  If Worldspan fails to pay the Settlement Charge in a timely manner, then Worldspan agrees, upon IBM Credit’s written demand, without any court order or other process of law and without liability for any damages occasioned by such action, to cease using and surrender to IBM Credit for return to licensor all licensed program materials for which IBM Credit has financed the charges, and to destroy any and all copies thereof.  In such circumstances, Worldspan hereby authorizes IBM Credit to request that licensor terminate the license for those programs, or in the case of services, to request that the service provider cease providing those services for which the financing is in default.  Worldspan acknowledges that such termination and surrender will not reduce the economic damages sustained by IBM Credit as a result of default by Worldspan and that such damages can be recompensed only by recovery of amounts due and to become due under this AMO Agreement.  If under applicable law, IBM Credit is required to comply with standards of commercial reasonableness applicable to secured financings in disposing of the Machines under this AMO Agreement, Worldspan agrees that (i) ten (10) days prior written notice shall constitute adequate notice of disposition, and (ii) Worldspan acknowledges that any disposition of the Machines will be conveyed on an “AS IS” basis and IBM Credit may disclaim any and all warranties.

(1)                                  Interim Cure Arrangement.

The Interim Cure Arrangement referenced above shall consist of Worldspan obtaining, within thirty (30) days after IBM Credit’s written request therefor, an irrevocable, transferable letter of credit in favor of IBM Credit and in a form and substance reasonably acceptable to IBM Credit (“Acceptable L/C”).  The amount of the Acceptable L/C shall be dependent upon the time period during which it is in effect, and may be decreased from time to time, according to the following Schedule:

Time Period	Amount of Acceptable L/C

Between the Effective Date And June 30, 2003	[**]

Between July 1, 2003 and December 31, 2004	[**]

Between January 1, 2005 And the Expiration Date	[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

The Acceptable L/C shall be issued by either a commercial bank in good standing with the Federal Deposit Insurance Corporation or any other entity reasonably acceptable to IBM Credit (the “Issuer”).  Such Acceptable L/C shall be valid for the remainder of the Initial Term (subject to being renewed or replaced, as provided below), but may be cancelled if and when Worldspan is no longer in Default under this AMO Agreement.  Further, if any renewal or replacement letter of credit is required (“Replacement L/C”), such Replacement L/C shall be delivered to IBM Credit at least fifteen (15) days before the expiration of the existing Acceptable L/C and shall replace and supersede the existing Acceptable L/C, which shall thereupon be surrendered to Worldspan.  The failure of the issuer to deliver such Replacement L/C on or before such date shall entitle IBM Credit to present the existing Acceptable L/C for payment in accordance with the terms thereof.  In the event that IBM Credit draws on the Acceptable L/C on account of Customer’s failure to provide a Replacement L/C within the time limit provided above, IBM Credit will return the proceeds obtained under the existing Acceptable L/C upon receipt of the Replacement L/C if received within thirty (30) days from the expiration of the existing Acceptable L/C.

Worldspan hereby agrees that in the event any proceeding under any applicable bankruptcy, insolvency, reorganization or other similar laws, state or federal, is brought by or against the Issuer or the Issuer is placed in receivership or a conservator is appointed for Issuer by any federal or state governmental entity, including, but not limited to, the Resolution Trust Corporation or the Federal Deposit Insurance Corporation, Worldspan shall, within twenty (20) days after it becomes aware of such event or governmental action, notify IBM Credit of such event or governmental action and obtain a new letter of credit (“New Letter of Credit”), in the amount and substantially in the form of the Acceptable L/C, issued by either a commercial bank in good standing with the Federal Deposit Insurance Corporation or any other entity reasonably acceptable to IBM Credit.  In the event Worldspan does not obtain such New Letter of Credit within the earlier of 20 days after becoming aware of such event or governmental action described above or 20 days after written notice from IBM Credit is provided to Worldspan after IBM Credit becomes aware of such event or governmental action, IBM Credit shall be entitled to take all such remedial action as set forth pursuant to this AMO Agreement.  Worldspan agrees that (i) the cost of obtaining the New Letter of Credit (and any cost of renewing, replacing, terminating, eliminating or adjusting the Acceptable L/C) shall be at Worldspan’s sole expense, (ii) IBM Credit shall not be liable in any manner whatsoever, including any claim for damages or other amounts, directly or indirectly, in connection with obtaining the New Letter of Credit (and any renewal, replacement, termination, elimination or adjustment of the Acceptable L/C), and (iii) Worldspan shall indemnify and hold harmless IBM Credit against any and all loss, liability, claim, damage and expense whatsoever directly or indirectly caused by, resulting from or arising out of obtaining the New Letter of Credit (and any renewal, replacement, termination, elimination or adjustment of the Acceptable L/C).  Worldspan agrees that if IBM Credit shall successfully prosecute any litigation to enforce

Worldspan’ s obligations hereunder, Worldspan shall be responsible for IBM Credit’s reasonable attorneys’ fees, costs and expenses incurred in connection therewith.

In the event that IBM Credit draws down, in whole or in part, on the Acceptable L/C, Replacement L/C, and/or New Letter of Credit, as the case may be, the proceeds thereof shall be applied in the following order:  (1) interest; (2) late charges, other charges and expenses incurred as a result of Worldspan’ s non-compliance under this AMO Agreement, including, but not limited to, reasonable attorneys’ fees, costs and expenses associated therewith and with (a) enforcing this AMO Agreement, the Acceptable L/C, Replacement L/C, and/or New Letter of Credit, and/or (b) obtaining and/or repossessing any Equipment (as such term is defined in and pursuant to this AMO Agreement); and (3) all payments, rent and other charges due under this AMO Agreement.  During and subsequent to the application of the Acceptable L/C, Replacement L/C, or New Letter of Credit proceeds, as the case may be, as set forth herein, Worldspan shall continue to remain liable to IBM Credit for any deficiency under this AMO Agreement.  Any such proceeds remaining after being applied as described above shall be promptly returned to Worldspan.

If Worldspan fails to implement or maintain the Interim Cure Arrangement as described above, then, if Worldspan is still in Default under this AMO Agreement, upon IBM Credit’s written request, Worldspan shall pay the Settlement Charge, as described below.

(2)                                  Settlement Charge.

Upon receipt of a written request therefor from IBM Credit, as described above, Worldspan will pay an amount equal to the Settlement Charge, as defined below, and such amount will be due and payable on the date (the “Default Date”) that is thirty (30) days after Worldspan’s receipt of such written request.

Upon such Default Date, Worldspan shall pay IBM Credit the applicable Settlement Charge:

(a)                                  if such Default Date is prior to the end of the first six months of this AMO Agreement, Worldspan shall pay a Settlement Charge using the Settlement Percentage set forth in Section II of Exhibit F that applies at the end of the first six months of this AMO Agreement;

(b)                                 if such Default Date is after the first six months of this AMO Agreement but is not one of the other dates set forth in Section II of Exhibit F, Worldspan shall pay a Settlement Charge using a Settlement Percentage that is prorated, on a per diem basis, between the Settlement Percentages set forth in Section II of Exhibit F for the dates which immediately precede and succeed the Default Date; and

(c)                                  if such Default Date coincides with a date set forth in Section II of Exhibit F, Worldspan shall pay a Settlement Charge using the Settlement Percentage applicable on that date.

The amount of the Settlement Charge shall be equal to the sum of the following:

1.                                       Multiply the applicable Settlement Percentage by the remaining Monthly Payments shown in Exhibit A as it appears on the Effective Date, discounted to present value as of the Default Date at the Discount Rate as of the Default Date, plus

2.                                       the applicable Additional Settlement Percentage shown in each Order Letter for any Products and Services in addition to the Base Capacity that are added to this AMO Agreement during the Initial Term, as applied to the increases in Monthly Payments for such Products and Services added by the Order Letter that are payable during the Initial Term for months subsequent to the Default Date, discounted to present value as of the Default Date at the Discount Rate as of the Default Date.

For purposes of this AMO Agreement, the “Discount Rate” as of any date is the lesser of (i) two percent (2%) per annum more than the average of the two and three year Constant Maturity Treasury (CMT) weekly average rates as provided by the Federal Reserve Board (FRB) and published on the FRB website (www.federalreserve.gov/releases/h15) on that date (or the next preceding business day if that date is not a business day), and (ii) six and one-half percent (6.5%) per annum.

Upon any such Default Date, Worldspan shall also pay to IBM any Monthly Payments due prior to such date and unpaid to IBM under this AMO Agreement on such date, plus any taxes, charges and fees due hereunder that are the responsibility of Worldspan and relate to or arise on or before such date.  Upon Worldspan’s indefeasible payment of all of the amounts required under these provisions, its obligations set forth under this AMO Agreement shall be fulfilled.

It is expressly understood and agreed by IBM and IBM Credit that in the event and at the time Worldspan pays the Settlement Charge, Worldspan shall (a) have a paid-up lease for the Equipment subject to this AMO Agreement and the TLA and, subject to Worldspan’s compliance with all other terms and conditions relating thereto, the corresponding right to continue to use and possess such Equipment for the respective remaining lease terms, and (b) a fully-paid license for the programs financed under this AMO Agreement and the TLA and, subject to Worldspan’s compliance with all other terms and conditions relating thereto, the corresponding right to continue using the programs in accordance with the applicable licensing terms governing such programs, and (c) have prepaid all financed services under this AMO Agreement and, subject to Worldspan’s compliance with all other terms and conditions relating thereto the corresponding right to receive those services in accordance with the applicable terms and conditions of the supplier of such services.  If Worldspan fails to comply such other terms and conditions relating thereto, IBM Credit may give notice of default to Worldspan and IBM Credit’s remedies described in the TLA shall remain in effect.

21.                               Termination Option

Subject to payment of the Termination Charge described below, and provided Worldspan is not in Default, Worldspan may, on not less than 120 days’ prior written notice to IBM Credit and effective as of a date (the “Termination Date”) specified in such notice that is on or after the first anniversary of the Effective Date, terminate this AMO Agreement as described in this Section.

The applicable Termination Percentage shall be determined as follows:

a.                                       if the Termination Date coincides with a date set forth in Section I of Exhibit F, the applicable Settlement Percentage shall be the Settlement Percentage set forth in Section I of Exhibit F for that date; and

b.                                      if the Termination Date is not one of the dates set forth in Section I of Exhibit F, the applicable Settlement Percentage shall be a Settlement Percentage that is prorated, on a per diem basis, between the Settlement Percentages set forth in Section I of Exhibit F for the dates that immediately precede and succeed the Termination Date.

The amount of the Termination Charge shall be equal to the sum of the following:

1.                                       Multiply the applicable Termination Percentage by the remaining Monthly Payments shown in Exhibit A as it appears on the Effective Date, discounted to present value as of Termination Date at the Discount Rate as of the Termination Date, plus

2.                                       the applicable Additional Termination Percentage shown in each Order Letter for any Products and Services in addition to the Base Capacity that are added to this AMO Agreement during the initial Term, as applied to the increases in Monthly Payments for such Products and Services added by the Order Letter that are payable during the Initial Term for months subsequent to the Termination Date, discounted to present value as of the Termination Date at the Discount Rate as of the Termination Date.

Worldspan will pay all Monthly Payments due and payable prior to the Termination Date, plus the Termination Charge and any taxes that are the responsibility of Worldspan hereunder and arise on or before the Termination Date.

All amounts under this Section are due and payable in full within thirty (30) days from Worldspan’s receipt of an invoice therefor.

22.                               Lease Extensions

Upon thirty (30) days written notice to IBM Credit prior to the Return Date for a Machine, then, subject to this AMO Agreement and the TLA, Worldspan may elect to extend the lease for such Machine.  For any such extension, Worldspan will pay the Fair Market Rental Value, as determined in accordance with Paragraphs 17 and 18 of the TLA, as amended, which payments will be added to the Monthly Payments during such extension.

23.                               End of Initial Term Buyout

Worldspan may elect, upon ninety (90) days’ prior written notice to IBM, to purchase the Machines subject to this AMO Agreement as of the Expiration Date.  If Worldspan makes this election, Worldspan agrees to pay, within thirty (30) days from receipt of an invoice therefor, but no earlier than the Expiration Date, in addition to all Monthly Payments due and payable up to the Expiration Date and any taxes which are the responsibility of Worldspan and accrue on or before the Expiration Date, a charge (“End of Initial Term Buyout Charge”) equal to the then current Fair Market Sales Value of the Machines subject to this AMO Agreement as of the Expiration Date, as determined in accordance with Paragraph 18 of the TLA, as amended.

Subject to all payments described in this Section being made in full, Worldspan will retain possession of and take title to, free and clear of any liens, claims or encumbrances created by or through IBM or IBM Credit, all of the Machines subject to this AMO Agreement as of the Expiration Date.

IBM Credit shall, on the date of purchase, transfer to Worldspan, without recourse or warranty of any kind, express or implied, all of IBM Credit’s right, title and interest in and to such Equipment on an “AS IS, WHERE IS” basis, except that IBM Credit shall warrant title free and clear of all liens and encumbrances created by or through IBM or IBM Credit. IBM Credit will provide Worldspan a bill of sale upon Worldspan’s written request.

24.                               Termination Buyout

Worldspan may elect, at the time of the notification of termination of this AMO Agreement, to purchase the Machines subject to this AMO Agreement as of the Termination Date.  If Worldspan makes this election, Worldspan agrees to pay, within thirty (30) days from receipt of an invoice therefor, but no earlier than the Termination Date, in addition to the Termination Charges and any taxes that are the responsibility of Worldspan hereunder and arise on or before the Termination Date, a charge (“Termination Buyout Charge”) equal to the then current Fair Market Sales Value of the Machines subject to this AMO Agreement as of the Termination Date, as determined in accordance with Paragraph 18 of the TLA, as amended.

Subject to all payments described in this Section being made in full, Worldspan will retain possession of, and take title to, free and clear of any liens. claims or encumbrances created by or through IBM or IBM Credit, all of the Machines subject to this AMO Agreement as of the Termination Date.

IBM Credit shall, on the date of purchase, transfer to Worldspan, without recourse or warranty of any kind, express or implied, all of IBM Credit’s right, title and interest in and to such Equipment on an “AS IS, WHERE IS” basis, except that IBM Credit shall warrant title free and clear of all liens and encumbrances created by or through IBM or IBM Credit.  IBM Credit will provide Worldspan a bill of sale for the Machines upon Worldspan’ s written request.

25.                               Termination Assistance

Upon the expiration or termination of this AMO Agreement for any reason, IBM will provide to Worldspan, during any applicable notice period and for a reasonable period of time after the expiration or termination, such assistance as may be reasonably requested by Worldspan to facilitate the orderly transition of responsibility for the types of Products and Services provided by IBM hereunder to another supplier designated by Worldspan.  This assistance may include continuing to provide any of the Products and Services that are subject to this AMO Agreement for a reasonable period of time.  To the extent that any such assistance is provided after the expiration or termination of this AMO Agreement or otherwise requires resources in addition to those normally provided for the Monthly Payments payable hereunder, Worldspan will remit payment monthly to IBM at mutually agreed commercially reasonable rates for the resources used to provide the termination assistance.  In addition, Worldspan will comply with the provisions of Paragraph 19 of the TLA to the extent they are applicable.

26.                               Assignment

Neither IBM nor Worldspan may assign its rights or obligations under this AMO Agreement, in whole or in part, by operation of law or otherwise, and any attempt to make such assignment shall be void, except (i) IBM may assign this AMO Agreement to any affiliate as long as IBM shall remain responsible to Worldspan for the full performance of the terms of this AMO Agreement, (ii) IBM may assign its right to receive payment, and (iii) Worldspan may assign this AMO Agreement to another member of the Worldspan Enterprise or to an entity that acquires all or substantially all of Worldspan’s assets, in either case with prior written notice to IBM Credit; provided, however, any such assignment shall not relieve Worldspan of its obligations under this AMO Agreement.  It is not considered an assignment for IBM to divest a portion of its business in a manner that similarly affects all of its customers.  In all situations involving an assignment by Worldspan, the assignee must be the end user of the Machines and not engaged in the business of resale, lease, modification or alteration of computing equipment.  Worldspan agrees that any transaction initiated under this AMO Agreement shall be binding upon Worldspan’s successor and permitted assigns.

Worldspan acknowledges and understands that the terms and conditions of the transactions subject to this AMO Agreement have been established, in part, to enable IBM Credit to sell and assign its interest or grant a security interest or interests in the Products, individually or together, in whole or in part, for the purpose of securing loans to IBM Credit or otherwise.  Worldspan shall not assert against any such assignee any setoff, defense or counterclaim that Worldspan may have against IBM Credit or any other person.  IBM Credit shall not be relieved of its obligations hereunder as a result of any such assignment unless Worldspan expressly consents thereto, nor shall any rights or obligations of Worldspan be changed except as described herein.

27.                               Confidentiality

The Parties agree that the terms of this AMO Agreement will be subject to the IBM Agreement for Exchange of Confidential Information, signed by IBM on May 22, 1990, between Worldspan and IBM, as amended and supplemented (“AECI”).   By signing this AMO Agreement, IBM Credit shall be deemed to be a party to the AECI and bound by its terms and conditions as of the Effective Date of this AMO Agreement.

28.                               Tax Matters

a.                                       Sales and Use Tax.  With respect to sales and use taxes, IBM and IBM Credit each agree that it will:

(1)                                  Accept any valid tax exemption certificate provided by Worldspan.

(2)                                  Provide any information relating to hardware and software transactions under this AMO Agreement that is reasonably necessary for completing the annual application for Georgia’s sales tax exemption for high technology companies, as well as adequate documentation to satisfy audit requirements for qualified transactions.

(3)                                  In the event that hardware and software transactions under this AMO Agreement become subject to Georgia’s sales and use tax, comply with any reasonable request by Worldspan to modify the invoice presentation of the charges to Worldspan so as to minimize Worldspan’s sales and use tax liability.

(4)                                  In the event of any audit by a tax authority for which the invoices submitted by IBM to Worldspan are insufficient to support Worldspan’s case, work directly with the tax authority and provide the tax authority with any relevant IBM documentation relating to hardware and software transactions under this AMO Agreement.

b.                                      Property Tax.  With respect to property taxes, IBM and IBM Credit each agree that it will:

(1)                                  Cooperate in good faith with Worldspan to investigate participation in the Fulton County “Bonds for Title” tax abatement program with respect to the Equipment that is subject to this AMO Agreement, including satisfying all compliance requirements and filing personal property returns in a timely manner.  Worldspan agrees to reimburse IBM for the expenses reasonably incurred by IBM in retaining knowledgeable outside counsel, reasonably acceptable to Worldspan, to assist IBM in connection with arranging for its participation in the “Bonds for Title” tax abatement program.  IBM Credit’s agreement to enter into such abatement program is contingent upon there being no adverse financial impact on the transactions that may be the subject of such program or on IBM Credit, as determined solely by IBM Credit, unless Worldspan commits to be responsible for, and reimburse IBM Credit for, any such adverse financial impact.  The provisions of this section shall not be construed to require IBM Credit to participate in the Fulton County “Bonds for Title” tax abatement program.

(2)                                  With respect to any such Equipment that is not covered by such property tax abatement program, file personal property tax returns and direct the applicable tax authorities to assess and bill Worldspan for taxes related to the Equipment.

(3)                                  In the event of any audit by a tax authority for which the invoices submitted by IBM to Worldspan are insufficient to support Worldspan’s case, work directly with the tax authority and provide the tax authority with any relevant IBM documentation relating to hardware and software transactions under this AMO Agreement.

29.                               Waiver

Any failure of any Party to require strict performance by another Party or any waiver by any Party of any provision of this AMO Agreement shall not be construed as a consent or waiver of any other breach of the same or of any other provision.

30.                               Governing Law

For all matters under this AMO Agreement, the governing law will be as stated in the ICA.

Exhibit A
Monthly Payments

Time Period	Monthly Payment
July — September 2002	[**]
October — December 2002	[**]
January — March 2003	[**]
April — June 2003	[**]
July — September 2003	[**]
October — December 2003	[**]
January — June 2004	[**]
July — December 2004	[**]
January — June 2005	[**]
July — December 2005	[**]
January — June 2006	[**]
July — December 2006	[**]
January — June 2007	[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Exhibit B
Capacity Plan

I.                                         GDS Capacity Plan

2064 (Freeway Models 1XX)
MIPS by Quarter in GDS

A.                                    Capacity Additions

TIME PERIOD	VERTICAL UPGRADES	NEW FOOTPRINTS	TOTAL MIPS INSTALLED
3Q02	[**]	[**]	[**]
4Q02	[**]	[**]	[**]
1Q03	[**]	[**]	[**]
2Q03	[**]	[**]	[**]
3Q03	[**]	[**]	[**]
4Q03	[**]	[**]	[**]
1Q04	[**]	[**]	[**]
2Q04	[**]	[**]	[**]
3Q04	[**]	[**]	[**]
1Q07	[**]	[**]	[**]
2Q07	[**]	[**]	[**]

B.                                    Capacity Deletions

TIME PERIOD	VERTICAL DOWNGRADES	RETURNED FOOTPRINTS	TOTAL MIPS INSTALLED
4Q04	[**]	[**]	[**]
1Q05	[**]	[**]	[**]
2Q05	[**]	[**]	[**]
3Q05	[**]	[**]	[**]
4Q05	[**]	[**]	[**]
1Q06	[**]	[**]	[**]
2Q06	[**]	[**]	[**]
3Q06	[**]	[**]	[**]
4Q06	[**]	[**]	[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

II.                                     Non-GDS Capacity Plan

Net Additional MIPS by Quarter

Time Period	G5 MIPS	G6 MIPS	2064 MIPS	New Footprint	Total MIPS Installed (Note 1)
3Q2	[**]			[**]	[**]
4Q2	[**]				[**]
1Q3	[**]				[**]
2Q3	[**]	[**]			[**]
3Q3					[**]
4Q4	[**]	[**]			[**]
1Q4	[**]				[**]
2Q4	[**]	[**]			[**]
3Q4	[**]				[**]
4Q4	[**]				[**]
1Q5	[**]			[**]	[**]
2Q5	[**]				[**]
3Q5	[**]		[**]	[**]	[**]
4Q5	[**]			[**]	[**]
1Q6	[**]		[**]		[**]
2Q6	[**]		[**]		[**]
3Q6	[**]				[**]
4Q6	[**]		[**]		[**]
1Q7	[**]				[**]
2Q7	[**]		[**]		[**]

Note 1:                                                          Total MIPS assumes current baseline (6/24/2002) of [**] MIPS.  These MIPS do not include the Delta VM system (DL1) or the OS/390 Coupling Facility (CF1) that are included in the Current Machines listed on Exhibit C but have no planned upgrades.

Note 2:                                                          3Q2005 OS390 installation is movement of CPU from GDS complex to replace 9672-XY7 (1417 MIPS), net increase is 364 MIPS.

Note 3:                                                          2 9672-R16’s, 113 MIPS each, are included for installation in the OSS Environment.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Attachment 1
to
Exhibit B

A.                                    Capacity Plan for GDS Workload by Machine

Time Period	Workload	System ID	From MT/Model	To MT/Model	Net MIP Increase/ (Decrease)	Return Date
3Q2	GDS	A	[**]	[**]	[**]	6/30/2005
	GDS	B	[**]	[**]	[**]	6/30/2005
	GDS	C	[**]	[**]	[**]	9/30/2005
	GDS	D	[**]	[**]	[**]	12/31/2005
	GDS	E	[**]	[**]	[**]	12/31/2005
	GDS	F	[**]	[**]	[**]	3/31/2006
	GDS	G	[**]	[**]	[**]	6/30/2007
	GDS	H	[**]	[**]	[**]	6/30/2007

4Q2	GDS	C	[**]	[**]	[**]	9/30/2005

1Q3	GDS	A	[**]	[**]	[**]	6/30/2005
	GDS	B	[**]	[**]	[**]	6/30/2005
	GDS	C	[**]	[**]	[**]	9/30/2005
	GDS	D	[**]	[**]	[**]	12/31/2005
	GDS	E	[**]	[**]	[**]	12/31/2005
	GDS	F	[**]	[**]	[**]	3/31/2006
	GDS	G	[**]	[**]	[**]	6/30/2007
	GDS	H	[**]	[**]	[**]	6/30/2007

2Q3	GDS	A	[**]	[**]	[**]	6/30/2005
	GDS	B	[**]	[**]	[**]	6/30/2005
	GDS	C	[**]	[**]	[**]	9/30/2005
	GDS	D	[**]	[**]	[**]	12/31/2005
	GDS	E	[**]	[**]	[**]	12/31/2005
	GDS	F	[**]	[**]	[**]	3/31/2006
	GDS	G	[**]	[**]	[**]	6/30/2007
	GDS	H	[**]	[**]	[**]	6/30/2007

3Q3	GDS	A	[**]	[**]	[**]	6/30/2005
	GDS	B	[**]	[**]	[**]	6/30/2005
	GDS	C	[**]	[**]	[**]	9/30/2005
	GDS	D	[**]	[**]	[**]	12/31/2005
	GDS	E	[**]	[**]	[**]	12/31/2005
	GDS	F	[**]	[**]	[**]	3/31/2006
	GDS	G	[**]	[**]	[**]	6/30/2007
	GDS	H	[**]	[**]	[**]	6/30/2007

4Q3	GDS	I	[**]	[**]	[**]	6/30/2007
	GDS	J	[**]	[**]	[**]	6/30/2007

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Time Period	Workload	System ID	From MT/Model	To MT/Model	Net MIP Increase/ (Decrease)	Return Date
1Q4	GDS	B	[**]	[**]	[**]	6/30/2005
	GDS	C	[**]	[**]	[**]	9/30/2005
	GDS	I	[**]	[**]	[**]	6/30/2007
	GDS	J	[**]	[**]	[**]	6/30/2007
	GDS	K	[**]	[**]	[**]	6/30/2007

2Q4	GDS	E	[**]	[**]	[**]	12/31/2005
	GDS	F	[**]	[**]	[**]	3/31/2006
	GDS	G	[**]	[**]	[**]	6/30/2007
	GDS	H	[**]	[**]	[**]	6/30/2007
	GDS	I	[**]	[**]	[**]	6/30/2007
	GDS	J	[**]	[**]	[**]	6/30/2007
	GDS	K	[**]	[**]	[**]	6/30/2007
	GDS	L	[**]	[**]	[**]	6/30/2007

3Q4	GDS	M	[**]	[**]	[**]	6/30/2007
	GDS	N	[**]	[**]	[**]	6/30/2007

4Q4	GDS	None

1Q5	GDS	A	[**]	[**]	[**]	6/30/2005
	GDS	B	[**]	[**]	[**]	6/30/2005
	GDS	C	[**]	[**]	[**]	9/30/2005
	GDS	D	[**]	[**]	[**]	12/31/2005
	GDS	E	[**]	[**]	[**]	12/31/2005
	GDS	F	[**]	[**]	[**]	3/31/2006
	GDS	G	[**]	[**]	[**]	6/30/2007
	GDS	H	[**]	[**]	[**]	6/30/2007
	GDS	I	[**]	[**]	[**]	6/30/2007
	GDS	J	[**]	[**]	[**]	6/30/2007

2Q5	GDS	A	[**]	[**]	[**]	6/30/2005
	GDS	B	[**]	[**]	[**]	6/30/2005
	GDS	C	[**]	[**]	[**]	9/30/2005
	GDS	D	[**]	[**]	[**]	12/31/2005
	GDS	E	[**]	[**]	[**]	12/31/2005
	GDS	F	[**]	[**]	[**]	3/31/2006
	GDS	G	[**]	[**]	[**]	6/30/2007
	GDS	H	[**]	[**]	[**]	6/30/2007
	GDS	I	[**]	[**]	[**]	6/30/2007

3Q5	GDS	A	[**]			6/30/2005
	GDS	B	[**]			6/30/2005
	GDS	J	[**]	[**]	[**]	6/30/2007
	GDS	K	[**]	[**]	[**]	6/30/2007

4Q5	GDS	C	[**]			9/30/2005

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Time Period	Workload	System ID	From MT/Model	To MT/Model	Net MIP Increase/ (Decrease)	Return Date
1Q6	GDS	D	[**]			12/31/2005
	GDS	E	[**]			12/31/2005

2Q6	GDS	F	[**]			3/31/2006
	GDS	G	[**]	[**]	[**]	6/30/2007
	GDS	H	[**]	[**]	[**]	6/30/2007
	GDS	I	[**]	[**]	[**]	6/30/2007
	GDS	J	[**]	[**]	[**]	6/30/2007
	GDS	K	[**]	[**]	[**]	6/30/2007
	GDS	L	[**]	[**]	[**]	6/30/2007
	GDS	M	[**]	[**]	[**]	6/30/2007
	GDS	N	[**]	[**]	[**]	6/30/2007

3Q6	GDS	I	[**]	[**]	[**]	6/30/2007
	GDS	J	[**]	[**]	[**]	6/30/2007
	GDS	K	[**]	[**]	[**]	6/30/2007
	GDS	L	[**]	[**]	[**]	6/30/2007
	GDS	M	[**]	[**]	[**]	6/30/2007
	GDS	N	[**]	[**]	[**]	6/30/2007

4Q6	GDS	None

1Q7	GDS	K	[**]	[**]	[**]	6/30/2007
	GDS	L	[**]	[**]	[**]	6/30/2007
	GDS	M	[**]	[**]	[**]	6/30/2007
	GDS	N	[**]	[**]	[**]	6/30/2007

2Q7	GDS	G	[**]	[**]	[**]	6/30/2007
	GDS	H	[**]	[**]	[**]	6/30/2007
	GDS	I	[**]	[**]	[**]	6/30/2007
	GDS	J	[**]	[**]	[**]	6/30/2007

B.                                    Capacity Plan for Other Systems by Workload and Machine

Time Period	Workload	System ID	From MT/Model	To MT/Model	Net MIP Increase/ (Decrease)	Return Date
3Q2	Deltamatic	O	[**]	[**]	[**]	6/30/2007
	Deltamatic	P	[**]	[**]	[**]	6/30/2007
	Deltamatic	Q	[**]	[**]	[**]	6/30/2007
	Deltamatic	R	[**]	[**]	[**]	6/30/2007
	Deltamatic	S	[**]	[**]	[**]	6/30/2007

4Q2	Deltamatic	T	[**]	[**]	[**]	6/30/2007

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Time Period	Workload	System ID	From MT/Model	To MT/Model	Net MIP Increase/ (Decrease)	Return Date
1Q3	Deltamatic	O	[**]	[**]	[**]	6/30/2007
	Deltamatic	P	[**]	[**]	[**]	6/30/2007
	Deltamatic	Q	[**]	[**]	[**]	6/30/2007
	Deltamatic	R	[**]	[**]	[**]	6/30/2007
	TST	U	[**]	[**]	[**]	6/30/2007
	DL2	X	[**]	[**]	[**]	6/30/2007

2Q3	Deltamatic	S	[**]	[**]	[**]	6/30/2007
	Deltamatic	T	[**]	[**]	[**]	6/30/2007
	LTST	V	[**]	[**]	[**]	6/30/2007
	OS390	1	[**]	[**]	[**]	6/30/2007
	OS390	2	[**]	[**]	[**]	6/30/2007

3Q3		None

4Q3	LTST	U	[**]	[**]	[**]	6/30/2007
	LTST	V	[**]	[**]	[**]	6/30/2007
	OS390	1	[**]	[**]	[**]	6/30/2007
	OS390	2	[**]	[**]	[**]	6/30/2007

1Q4	LTST	V	[**]	[**]	[**]	6/30/2007
	DL2	X	[**]	[**]	[**]	6/30/2007

2Q4	LTST	U	[**]	[**]	[**]	6/30/2007
	OS390	I	[**]	[**]	[**]	6/30/2007
	OS390	2	[**]	[**]	[**]	6/30/2007

3Q4	LTST	U	[**]	[**]	[**]	6/30/2007

4Q4	DL2	X	[**]	[**]	[**]	6/30/2007
	OS390	2	[**]	[**]	[**]	6/30/2007

3Q5	LTST	W	[**]	[**]	[**]	6/30/2007
	OS390	1	[**]	[**]	[**]	6/30/2007

4Q5	Deltamatic	O	[**]	[**]	[**]	6/30/2007
	LTST	W	[**]	[**]	[**]	6/30/2007
	DL2	Y	[**]	[**]	[**]	6/30/2007

1Q6	Deltamatic	O	[**]	[**]	[**]	6/30/2007

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Time Period	Workload	System ID	From MT/Model	To MT/Model	Net MIP Increase/ (Decrease)	Return Date
	Deltamatic	P	[**]	[**]	[**]	6/30/2007
	Deltamatic	Q	[**]	[**]	[**]	6/30/2007
	Deltamatic	R	[**]	[**]	[**]	6/30/2007
	Deltamatic	S	[**]	[**]	[**]	6/30/2007
	Deltamatic	T	[**]	[**]	[**]	6/30/2007
	LTST	W	[**]	[**]	[**]	6/30/2007
	DL2	Y	[**]	[**]	[**]	6/30/2007

2Q6	Deltamatic	P	[**]	[**]	[**]	6/30/2007
		Q	[**]	[**]	[**]	6/30/2007
	LTST	W	[**]	[**]	[**]	6/30/2007
	OSS	Z	[**]	[**]	[**]	6/30/2007
	OSS	ZZ	[**]	[**]	[**]	6/30/2007
	OS390	1	[**]	[**]	[**]	6/30/2007

3Q6	Deltamatic	R	[**]	[**]	[**]	6/30/2007
	LTST	U	[**]	[**]	[**]	6/30/2007
	LTST	V	[**]	[**]	[**]	6/30/2007
	LTST	W	[**]	[**]	[**]	6/30/2007

4Q6	Deltamatic	O	[**]	[**]	[**]	6/30/2007
	Deltamatic	S	[**]	[**]	[**]	6/30/2007
	Deltamatic	T	[**]	[**]	[**]	6/30/2007
	DL2	Y	[**]	[**]	[**]	6/30/2007
	OS390	1	[**]	[**]	[**]	6/30/2007

1Q7	Deltamatic	P	[**]	[**]	[**]	6/30/2007
	Deltamatic	Q	[**]	[**]	[**]	6/30/2007
	Deltamatic	R	[**]	[**]	[**]	6/30/2007
	Deltamatic	S	[**]	[**]	[**]	6/30/2007
	Deltamatic	T	[**]	[**]	[**]	6/30/2007
	DL2	Y	[**]	[**]	[**]	6/30/2007

2Q7	DL2	Y	[**]	[**]	[**]	6/30/2007
	OS390	1	[**]	[**]	[**]	6/30/2007

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

C.                                    Configurations of Additional Footprints

1.                                      2064 Systems for Installation in the GDS Environment

Product	Description	Quantity
2064-112	ZSERIES 900	1
0012	I/O CAGE AIRFLOW CD	25
0023	TOKEN RING/HMC	1
0024	ETHERNET / HMC	1
0032	CHANNEL DRIVER CD	2
0047	DVD	1
0062	TOKEN RING/SE	2
0063	ETHERNET / SE	2
0073	HMC CONSOLE	1
0083	SERVICE ELEMENT	2
0110	9 SM LC/SCDUP CONV KIT	2
0112	I/O CAGE AIRFLOW CD	110
0113	ISC D AIRFLOW CD	2
0150	CEC CAGE 20 PU	1
0217	ISC M CARD	2
0128	ISC D CARD	2
0219	ISC PORT	2
0220	STI H (CEC CAGE)	2
0222	STI M (I/O CAGE)	6
0224	STI AIRFLOW CD (CED CAGE)	2
0225	STI AIRFLOW CD (I/O CAGE)	2
0800	CRYPTO	1
1072	112 12 WAY PROCESSOR	1
2022	EXPANSION CAGE	1
2023	EXPANSION CAGE	1
2304	PARALLEL CHANNEL CD	2
2323	ESCON CHANNEL CD	14
2324	ESCON CHANNEL PORT	51
2325	ESCON DUPLX TO MTRJ JUMPER	103
2339	FIBB CARD / STI CABLES	2
2365	OSA EXPRESS GBE SX	2
3030	ADDITIONAL FRAME	1
6090	SML CONSOLE DISPLAY	1
8100	10 GB MEMORY 4 BUS	1
8981	14 FOOT, 220V	1
9930	NORTHERN HEMISPHERE	1
9963	MCM SERVICE TOOL KIT	1

2.                                      9672-R36 System for Installation in LTST Environment

Product	Description	Quantity
9672-R36	S/390 G5 ENTERPRISE SERVER	1
0012	CEO AIRFLOW R1/2/3 MDLS	47
0023	TOKEN/RING ADAPTER(W/#0041)	1
0024	ETHERNET	1

Product	Description	Quantity
0029	CHANNEL DRIVER CD	18
0034	GPCMCIA ADAPTER	2
0037	SERVICE ELEMENT TOKEN-RING	2
0047	DVD/HMC	1
0058	CEC CAGE	1
0071	ALTERNATE SUPPORT ELEMENT	1
0073	HMC CONSOLE	1
0800	CRYPTO HARDWARE	1
0905	R36-3-WAY PROCESSOR	1
1995	CONTROL FOR PLAN AHEAD	2
1999	CONCURRENT CONDITIONING	1
2020	I/O EXPANSION CAGE	3
2313	ESCON CHANNEL CD	24
2339	FIBB CARD-SINGLE WIDE	9
2350	OSA-EXPRESS GBE SX	2
3020	ADDITIONAL FRAME	1
6090	SML CONSOLE DISPLAY	1
6152	ETR DUAL PORT	1
7020	2.0 GB MEMORY	1
7990	MAXIMUM CP (I2PU) MODULE	1
8887	4.8 US, NON-CHI R2/3 CO2/3	1
9930	NORTHERN HEMISPHERE	1
9962	MCM SERVICE TOOL KIT	1

3.                                      9672-R16 System for Installation in Delta VM Environment

Product	Description	Quantity
9672-R16	S/390 G5 ENTERPRISE SERVER	1
0012	CEC AIRFLOW R1/2/3 MDLS	23
0018	CHANNEL DRIVER CD R2/3 MDLS	4
0023	TOKEN/RING ADAPTER (W/#0041)	1
0024	ETHERNET	1
0034	GPCMCIA ADAPTER	1
0037	SERVICE ELEMENT TOKEN-RING	1
0047	DVD/HMC	1
0057	CEC CAGE	1
0073	HMC CONSOLE	1
0800	CRYPTO HARDWARE	1
0902	R16 I-WAY PROCESSOR	1
0994	STI EXTENDER CARD	1
2020	I/O EXPANSION CAGE	1
2304	PARALLEL CHANNEL CD	2
2313	ESCON CHANNEL CD	2
2339	FIBB CARD-SINGLE WIDE	2
2350	OSA-EXPRESS GBE SX	2
6090	SML CONSOLE DISPLAY	1
6152	ETR DUAL PORT	1
7010	1.0 GB MEMORY	1
8887	4.8 US, NON-CHI R2/3 CO2/3	1

Product	Description	Quantity
9930	NORTHERN HEMISPHERE	1
9962	MCM SERVICE TOOL KIT	1

Exhibit C
Current Machines

I.                                         Processors

Contract System ID	Machine Type and Model	Serial Number	Environment	Return Date
A	2064-109	48302	GDS	6/30/2005
B	2064-109	51586	GDS	6/30/2005
C	2064-109	51727	GDS	9/30/2005
D	2064-109	51728	GDS	12/31/2005
E	2064-1C7	50220	GDS	12/31/2005
F	2064-1C7	51599	GDS	3/31/2006
G	2064-1C7	51600	GDS	6/30/2007
H	2064-1C7	51585	GDS	6/30/2007
O	9672-R36	51009	Deltamatic	6/30/2007
P	9672-R36	51010	Deltamatic	6/30/2007
Q	9672-R36	51090	Deltamatic	6/30/2007
R	9672-R36	51092	Deltamatic	6/30/2007
S	9672-R36	1227A	Deltamatic	6/30/2007
T	9672-R36	1227B	Deltamatic	6/30/2007
U	9672-R56	10C3E	LTST (74)	6/30/2007
V	9672-R66	10C41	LTST (73)	6/30/2007
X	9672-R46	11F46	DL2	6/30/2007
OS390-1	9672-X87	51598	OS390	6/30/2007
OS390-2	9672-R46	10FA0	OS390	6/30/2007
CF1	9672-R06	10FGF	OS390	6/30/2007
DL1	9672-R36	10A6D	Delta VM/Northwest	6/30/2007

II.                                     STORAGE

Machine	Model	Serial Number	Return Date
H770	—	37589	09/30/2002
H770	—	45706	09/30/2002
2105	F20	14517	04/30/2003
2105	F20	14558	04/30/2003
2105	F20	16022	09/30/2003
3494	HA1	627	06/30/2007
3494	HA1	866	06/30/2007
3494	HA1	1136	06/30/2007
3494	HA1	1158	06/30/2007
3494	L14	14643	06/30/2007
3494	L14	15482	06/30/2007
3494	L14	16431	06/30/2007
3494	L14	16449	06/30/2007
3494	D12	29210	06/30/2007
3494	D12	29211	06/30/2007
3494	D14	29212	06/30/2007

Machine	Model	Serial Number	Return Date
3494	D12	29399	06/30/2007
3494	D14	31604	06/30/2007
3494	D14	33365	06/30/2007
3494	D14	33676	06/30/2007
3494	D12	33718	06/30/2007
3494	D14	33743	06/302007
3494	D14	34030	06/30/2007
3494	D14	34124	06/30/2007
3494	D12	34125	06/30/2007
3494	D12	34174	06/30/2007
3494	D14	34238	06/30/2007
3494	D14	34241	06/30/2007
3494	D14	34242	06/30/2007
3494	D14	34243	06/30/2007
3494	S10	44435	06/30/2007
3494	B18	70456	06/30/2007
3494	B18	71200	06/30/2007
3494	B18	71415	06/30/2007
3590	E1A	A6518	06/30/2007
3590	E1A	A6532	06/30/2007
3590	E1A	A6634	06/30/2007
3590	E1A	A6637	06/30/2007
3590	E1A	A6652	06/30/2007
3590	E1A	A6654	06/30/2007
3590	E1A	E8504	06/30/2007
3590	E1A	E8623	06/30/2007
3590	E1A	E8851	06/30/2007
3590	E1A	E8869	06/30/2007
3590	E1A	E8900	06/30/2007
3590	E1A	E8910	06/30/2007
3590	E1A	Fl978	06/30/2007
3590	E1A	Fl979	06/30/2007
3590	E1A	Fl984	06/30/2007
3590	E1A	F2430	06/30/2007
3590	E1A	F2435	06/30/2007
3590	E1A	F2437	06/30/2007
3590	E1A	F2608	06/30/2007
3590	E1A	F2796	06/30/2007
3590	E1A	F2805	06/30/2007
3590	E1A	F2897	06/30/2007
3590	E1A	F3004	06/30/2007
3590	E1A	F3011	06/30/2007
3590	E1A	F3046	06/30/2007
3590	E1A	F3088	06/30/2007
3590	A50	43103	06/30/2007
3590	A50	43104	06/30/2007
3590.	A50	43105	06/30/2007
3590	A50	43106	06/30/2007
3590	A50	.43124	06/30/2007

Machine	Model	Serial Number	Return Date
3590	A50	43201	06/30/2007
3590	A50	43202	06/30/2007
3590	A50	43204	06/30/2007
3590	E1A	52139	06/30/2007
3590	E1A	54039	06/30/2007
3590	E1A	54040	06/30/2007
3590	E1A	54044	06/30/2007
3590	E1A	54046	06/30/2007
3590	E1A	54064	06/30/2007
3590	E1A	54090	06/30/2007
3590	E1A	54093	06/30/2007
3590	E1A	54102	06/30/2007
3590	E1A	54107	06/30/2007
3590	E1A	54113	06/30/2007
3590	E1A	54114	06/30/2007
3590	E1A	54127	06/30/2007
3590	E1A	54133	06/30/2007
3590	E1A	54150	06/30/2007
3590	E1A	54180	06/30/2007

Note:                   No maintenance for these Storage devices is included in this AMO Agreement.  Maintenance for these Storage devices will be provided pursuant to any arrangements for such maintenance that Worldspan may have with IBM or other providers as of the Effective Date or may establish thereafter.

Exhibit D

Reduction/Payment Amounts for Deferred, Deleted,
Accelerated, and Additional Capacity

I.                                         Reduction Amounts for Deferred or Deleted Capacity

A.                                    GDS 2064 (Freeway) Systems

Quarter	$ / MIP
3Q2002	[**]
4Q2002	[**]
1Q2003	[**]
2Q2003	[**]
3Q2003	[**]
4Q2003	[**]
1Q2004	[**]
2Q2004	[**]
3Q2004	[**]
4Q2004	[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

B.                                    9672 G5 Systems - All Environments

Quarter	$ / MIP
3Q2002	[**]
4Q2002	[**]
1Q2003	[**]
2Q2003	[**]
3Q2003	[**]
4Q2003	[**]
1Q2004	[**]
2Q2004	[**]
3Q2004	[**]
4Q2004	[**]
1Q2005	[**]
2Q2005	[**]
3Q2005	[**]
4Q2005	[**]
1Q2006	[**]
2Q2006	[**]
3Q2006	[**]
4Q2006	[**]
1Q2007	[**]
2Q2007	[**]

C.                                    9672 G6 Systems - All Environments

Quarter	$ / MIP
3Q2002	[**]
4Q2002	[**]
1Q2003	[**]
2Q2003	[**]
3Q2003	[**]
4Q2003	[**]
1Q2004	[**]
2Q2004	[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

II.                                     Payment Amounts for Accelerated Capacity

The following table sets forth a Not to Exceed payment amount for the acceleration of Base Capacity that has not previously been enabled:

Months Accelerated	Payment Amount per MIP per Month Accelerated
1 to 3	[**]
4 to 6	[**]

III.                                 Payment Amounts for Additional Capacity Vertical Upgrades

The payment amounts set forth in the following tables are Not to Exceed amounts applicable to Additional Capacity added to existing Machines (Vertical Upgrades) and are for MIPS only (no additional features included).  Any software would be provided pursuant to other agreements between IBM and Worldspan.  These payment amounts are expressed as dollars per MIP per month for the remaining term of the applicable Machine.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

A.                                    2064-1XX (Freeway) Technology – System D ONLY (through 12/31/2005)

Quarter	$ / MIP
4Q2003	[**]
1Q2004	[**]
2Q2004	[**]
3Q2004	[**]
4Q2004	[**]
1Q2005	[**]
2Q2005	[**]

B.                                    2064-1XX (Freeway) Technology – Systems K, L, M and N (through 6/30/2007)

Quarter	$ / MIP
3Q2004	[**]
4Q2004	[**]
1Q2005	[**]
2Q2005	[**]
3Q2005	[**]
4Q2005	[**]
1Q2006	[**]
2Q2006	[**]
3Q2006	[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

C.                                    9672 Generation 5 (RN6 Models) – Non-Turbo Models – All Environments

Quarter	$ / MIP
3Q2002	[**]
4Q2002	[**]
1Q2003	[**]
2Q2003	[**]
3Q2003	[**]
4Q2003	[**]
1Q2004	[**]
2Q2004	[**]
3Q2004	[**]
4Q2004	[**]
1Q2005	[**]
2Q2005	[**]
3Q2005	[**]
4Q2005	[**]
1Q2006	[**]
2Q2006	[**]
3Q2006	[**]

D.                                    9672 Generation 6 (XN7 Models) – Non-Turbo Models – All Environments

Quarter	$ / MIP
3Q2002	[**]
4Q2002	[**]
1Q2003	[**]
2Q2003	[**]
3Q2003	[**]
4Q2003	[**]
1Q2004	[**]
2Q2004	[**]
3Q2004	[**]
4Q2004	[**]
1Q2005	[**]
2Q2005	[**]
3Q2005	[**]
4Q2005	[**]
1Q2006	[**]
2Q2006	[**]
3Q2006	[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Exhibit E

Features Acquired on Base Capacity Machines

Features:

The following charges will apply for features ordered on Base Capacity Machines.  The column entitled “Price When Acquired with Capacity” contains the prices that will be charged for the respective features when ordered with a Machine upgrade or a New Footprint.  The column entitled “Price When Acquired without Capacity” contains the prices that will be charged for the respective features when ordered separately from a Machine upgrade or a New Footprint.  The cost of any additional feature ordered by Worldspan will be determined using the acquisition pricing in this table and, if Worldspan so requests, subject to credit approval, which will not be unreasonably withheld or delayed, will be financed by IBM Credit in accordance with mutually agreeable terms on a coterininous basis with the Machine on which the feature is installed.

I.                                         2064 Features

Feature Code and Description	Price When Acquired without Capacity		Price When Acquired with Capacity
0023 TOKEN RING / HMC	$	[**]	$	[**]
0024 ETHERNET / HMC	$	[**]	$	[**]
0047 DVD	$	[**]	$	[**]
0062 TOKEN RING / SE	$	[**]	$	[**]
0063 ETHERNET / SE	$	[**]	$	[**]
0073 HMC CONSOLE	$	[**]	$	[**]
0083 SERVICE ELEMENT	$	[**]	$	[**]
0110 9 SM LC/SCDUP CONV KIT	$	[**]	$	[**]
0217 ISC M CARD	$	[**]	$	[**]
0218 ISC D CARD	$	[**]	$	[**]
0219 1SC PORT	$	[**]	$	[**]
0220 ST1 H (CEC CAGE)	$	[**]	$	[**]
0222 STI M (I/O CAGE)	$	[**]	$	[**]
0861 PCI CRYPTO CARD	$	[**]	$	[**]
0862 PCI CRYPTOGRAPHIC ACCELERATOR	$	[**]	$	[**]
0869 TKE HARDWARE (FOR ETHERNET)	$	[**]	$	[**]
0990 OPTIONAL SAP	$	[**]	$	[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Feature Code and Description	Price When Acquired without Capacity		Price When Acquired with Capacity
0992 ICB 2	$	[**]	$	[**]
0993 ICB 3	$	[**]	$	[**]
0997 SERVER FACILITY FOR LINUX (See Note 1)	$	[**]	$	[**]
1091 OPTIONAL ICF (See Note 1)	$	[**]	$	[**]
2022 EXPANSION CAGE	$	[**]	$	[**]
2023 EXPANSION CAGE	$	[**]	$	[**]
2304 PARALLEL CHANNEL CD	$	[**]	$	[**]
2319 FICON EXPRESS LX	$	[**]	$	[**]
2320 FICON EXPRESS SX	$	[**]	$	[**]
2323 ESCON CHANNEL CD	$	[**]	$	[**]
2324 ESCON CHANNEL PORT	$	[**]	$	[**]
2325 ESCON DUPLX TO MTRJ JUMPER	$	[**]	$	[**]
2364 OSA-EXPRESS GBE LX	$	[**]	$	[**]
2365 OSA-EXPRESS GBE SX	$	[**]	$	[**]
2366 OSA-EXPRESS FAST ETHERNET	$	[**]	$	[**]
2367 OSA-EXPRESS TOKEN RING	$	[**]	$	[**]
3030 ADDITIONAL FRAME	$	[**]	$	[**]
6091 LRG CONSOLE DISPLA	$	[**]	$	[**]
MEMORY, All Feature Codes, 2 GB Min., Supported Configurations, priced per GB	$	[**]	$	[**]

Note 1:  These features have a monthly maintenance charge of $[**]each.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

II.                                     9672 Features

Feature	Price When Acquired with Capacity		Price When Acquired without Capacity
1 GB Memory	$	[**]	$	[**]
4 ESCON Channels (2313)	$	[**]	$	[**]
3 Parallel Channels (2303)	$	[**]	$	[**]
4 Parallel Channels (2304)	$	[**]	$	[**]
Additional SAP	$	[**]	$	[**]
OSA 3 Adapter	$	[**]	$	[**]
2 Coupling Links (0008/0216)	$	[**]	$	[**]
1 FICON Adapter (2314)	$	[**]	$	[**]
1 FICON Jumper (0103 or 0106)	$	[**]	$	[**]
1 Cage (2020)	$	[**]	$	[**]
1 Frame (3020)	$	[**]	$	[**]
Small Console (6090)	$	[**]	$	[**]
Large Console (6091)	$	[**]	$	[**]
Wac (0038)	$	[**]	$	[**]
PCMCIA Adapter (0034)	$	[**]	$	[**]
SCE Token Ring (0037)	$	[**]	$	[**]
Concurrent Conditioning (1999)	$	[**]	$	[**]

Notes:

•                                          Link price includes the HiPerLink Connector.  Links are only available in units of two.

•                                          Channel prices are per channel card.  An ESCON card has four channels, a parallel card has three.

•                                          Channel prices do not include any additional cages or frames that may be required.  These are priced individually.

•                                          FICON Adapters contain one FICON Channel.  Each card requires one Jumper.

•                                          “Price When Acquired with Capacity” is for features ordered in combination with a published upgrade path.  The features and the upgrade must have the same MES number.

•                                          These features may be added without affecting maintenance costs.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Exhibit F
Settlement/Termination Percentages

I.                                         Termination Percentages

Termination Date	Termination Percentages
07/01/2003	[**]
10/01/2003	[**]
01/01/2004	[**]
04/01/2004	[**]
07/01/2004	[**]
10/01/2004	[**]
01/01/2005	[**]
04/01/2005	[**]
07/01/2005	[**]
10/01/2005	[**]
01/01/2006	[**]
04/01/2006	[**]
07/01/2006	[**]
10/01/2006	[**]
01/01/2007	[**]
04/01/2007	[**]

II.                                     Settlement Percentages

Default Date	Settlement Percentage
10/01/2002	[**]
01/01/2003	[**]
04/01/2003	[**]
07/01/2003	[**]
10/01/2003	[**]
01/01/2004	[**]
04/01/2004	[**]
07/01/2004	[**]
10/01/2004	[**]
01/01/2005	[**]
04/01/2005	[**]
07/01/2005	[**]
10/01/2005	[**]
01/01/2006	[**]
04/01/2006	[**]
07/01/2006	[**]
10/01/2006	[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Default Date	Settlement Percentage
01/01/2007	[**]
04/01/2007	[**]

For illustrative purposes only, the Parties agree that if the Monthly Payments had not changed from those set forth in Exhibit A as of the Effective Date and the applicable Discount Rate was 6.5% per annum, then the Settlement Charge payable in connection with each Default Date set forth below would be as follows:

Default Date	Settlement Charge
10/01/2002	[**]
01/01/2003	[**]
04/01/2003	[**]
07/01/2003	[**]
10/01/2003	[**]
01/01/2004	[**]
04/01/2004	[**]
07/01/2004	[**]
10/01/2004	[**]
01/01/2005	[**]
04/01/2005	[**]
07/01/2005	[**]
10/01/2005	[**]
01/01/2006	[**]
04/01/2006	[**]
07/01/2006	[**]
10/01/2006	[**]
01/01/2007	[**]
04/01/2007	[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Exhibit G
Worldspan Order Letter

IBM Corporation
4111 Northside Parkway
Atlanta, Georgia 30327

Attention:                                         Order Letter Administrator

Subject: Asset Management Offering Agreement, effective as of July 1, 2002, among IBM, IBM Credit and Worldspan; AMO Agreement No.________

Order Letter Number ________

Worldspan hereby orders and, if applicable, leases or finances from IBM Credit, the Machines, Programs and/or Services listed below in accordance with the terms of the subject AMO Agreement.

(Worldspan hereby terminates the Machines, Programs and/or Services listed below in accordance with the terms of the subject AMO Agreement.)

Customer Number:

Installed at Location:

Product Type, Model/Feature, Description:

Plant Order or MES Number:

Serial Number:

Estimated Date of Installation:

Return Date:

Charges:

The Monthly Payments under the AMO Agreement will be increased (decreased) $XXXXX.XX per month for XX months effective from XX/XX/XX through XX/XX/XX to include the addition (termination) of these Machines, Programs and/or Services.

(In addition, the Monthly Payments under the AMO Agreement will be increased (decreased) $YYYYY.YY per month for YY months effective from YY/YY/YY through YY/YY/YY to include the addition (termination) of maintenance for these Machines and/or Programs.)

Contractual Basis for Charges:

Additional Settlement/Termination Percentages:	If applicable, the Additional Settlement/Termination Percentages for these Machines are as follows:

Settlement/Termination Date	Additional Settlement/Termination Percentage
07/01/2003	AA.A%
07/01/2004	BB.B%
07/01/2005	CC.C%
07/01/2006	DD.D%

Worldspan authorizes IBM Credit to fill in serial numbers for the Machines listed in this Order Letter.

The transactions included in this Order Letter may contain a combination of recurring charges (such as for Monthly License Charge Software and Maintenance Services) and Equipment leasing and non-Equipment financing.  For leasing and financing transactions, the following TLA Options describe the type of transaction.

TLA Options:

B                      - Lease for Equipment with fair market value end-of-lease options and Lessor is the owner for tax purposes.

B+               - Lease for Equipment with fair market value end-of-lease options.

B$                - Lease for Equipment with one dollar end-of-lease purchase option and Lessor assumes for tax purposes that Lessee is the owner.

B’                  - Lease for Equipment with prestated end-of-lease options and Lessor assumes for tax purposes that Lessee is the owner.

S                       - Loan for Financed Items supplied by IBM.

T                      - Loan for Financed items not supplied by IBM.

The Parties agree that:

1.                                       This letter shall serve as a Transaction Document to the ICA (as defined in the AMO Agreement) and/or an Exhibit to the TLA (as defined in the AMO Agreement); and

2.                                       reproductions of this fully executed letter by reliable means will be considered equivalent to an original hereof.

Agreed to:

Worldspan, L.P.	Customer No.: 9885094

State of Organization: Delaware

By:
Authorized Signature	AMO Agreement No.:

Name (type or print):	IBM Customer Agreement No.: JJT-0003

Date:	Term Lease Agreement No.: JJT-0001

Agreed to:	Agreed to:

International Business Machines Corporation	IBM Credit Corporation

By:	By:
Authorized Signature	Authorized Signature

Name (type or print):	Name (type or print):

Date:	Date:

Exhibit H
Maintenance Services

Except as otherwise provided in this AMO Agreement, IBM will provide to Worldspan the Services described in this Exhibit for the Machines (other than the Storage devices listed in Section II of Exhibit C) that are subject to this AMO Agreement (called “Eligible Machines”).  The Specified Locations at which the Services will be provided are the Worldspan locations in the United States or Puerto Rico where the Eligible Machines are installed.

These Services are available for Machines used solely for business, professional, or trade purposes and not for personal, family, or household purposes.  Worldspan agrees that for on-site Services, Worldspan’s Specified Location is neither a home nor home office.

Machine Maintenance Services will include correction of date related errors only if the Machines are IBM Machines whose Specifications state that they are “Year 2000 Ready.”  “Year 2000 Ready” means that the IBM Machine, when used in accordance with IBM associated documentation, is capable of correctly processing, providing and/or receiving date data within and between the twentieth and twenty-first centuries, provided that all products (for example, hardware, software, and firmware) used with the IBM Machine properly exchange accurate date data with it.  All other included Services do not address the capability of Worldspan’s systems to handle date data within and between the twentieth and twenty-first centuries.  Worldspan acknowledges that it is Worldspan’s responsibility to assess Worldspan’s current systems and take appropriate action to migrate to Year 2000 Ready systems.  Please refer to IBM Product Specifications or IBM’s Internet venue at http://www.ibm.com/year2000 to determine whether IBM Products are Year 2000 Ready.

1)                                   Worldspan’s Responsibilities

Worldspan agrees:

1.                                       to notify IBM whenever Worldspan wishes to add Eligible Machine types to an existing Specified Location or set up new Specified Locations;
2.                                       to ensure that any access codes IBM provides to Worldspan are used only by those who are authorized to do so;
3.                                       to provide IBM with information IBM reasonably requests which is related to our provision of these Services to Worldspan and to notify IBM of any changes in that information;
4.                                       to use any electronic diagnostic and service delivery facilities IBM provides Worldspan only in support of Eligible Machines;
5.                                       that electronic access to IBM’s support centers and certain databases may require a separate network services agreement for an additional charge;
6.                                       to provide or pay for any communications associated with accessing these Services unless IBM specifies otherwise;

7.                                       to use the information obtained under these Services only for the support of the information processing requirements within Worldspan’s Enterprise; and
8.                                       that Worldspan’s acceptance of any software Services does not alter Worldspan’s responsibilities for DSLO licenses.

2)                                   Services Program License

The following terms in this Section apply to each Program IBM provides with a Service that is not otherwise accompanied by a license agreement (e.g. certain diagnostic Programs).

IBM grants Worldspan a fully paid nonexclusive license to use the Program on the Eligible Machine(s) designated by IBM to assist IBM in problem determination or other system support in conjunction with these Services.

If IBM does not supply a backup copy.  Worldspan may make one copy of the Program for backup purposes provided Worldspan reproduces the copyright notice and any other legend of ownership on the copy.  The backup copy is subject to the same terms as the original.  Worldspan may not 1) modify the Program’s machine readable instructions or data or merge them into another Program, 2) reverse assemble, reverse compile, or otherwise translate the Program, 3) sublicense, assign, or transfer the license for the Program, or 4) distribute the Program to any third party.  IBM provides the Program WITHOUT WARRANTIES OF ANY KIND.

Worldspan’s license terminates when 1) the Service terminates, is withdrawn or expires and is not renewed, 2) the Program is no longer needed to perform the Service, or 3) the Eligible Machine which IBM designated for the Program is removed from productive use within Worldspan’s Enterprise.

IBM may terminate Worldspan’s license if Worldspan fails to comply with these terms.

Upon termination, Worldspan agrees to destroy the Program and any backup copy Worldspan was given or made.

3)                                     Charges and Payment

The charges for the Services described in this Exhibit are included in the Monthly Payments payable pursuant to this AMO Agreement.  The charges for Maintenance Services will not be changed during the term of this AMO Agreement.

4)                                     Installation and Deinstallation

The Monthly Payments include installation and deinstallation for Machines listed in Exhibits B and C.

Installation includes

1.                                       transportation to Worldspan’s location,
2.                                       unpacking,
3.                                       installation of the Machine in accordance with IBM standard installation procedures, and,
4.                                       verification that the Machine is operating in accordance with its Specifications.

Deinstallation includes

1.                                       deinstallation of the Machine,
2.                                       packing the Machine for shipment, and
3.                                       transportation to the designated IBM Credit location.

5)                                   Maintenance Services

IBM will provide Maintenance Services for Machines, as described in this AMO Agreement, including this Exhibit, for the Eligible Machines.

Services for Machines (during and after warranty)

IBM provides certain types of repair and exchange Service, either at Worldspan’s location or at a service center, to keep Machines in, or restore them to, conformance with their Specifications.

Maintenance Services may include

1.                                       diagnosis of the reason for the failure of a Machine or Machine component, which diagnosis may be performed remotely or at the location of the Machine,
2.                                       replacement of any failed part or adjustment of the Machine necessary to restore the Machine to good working order and repair the failure, and
3.                                       verification that the failed Machine is operating in accordance with its Specifications following the repair.

IBM will inform Worldspan of the available types of Service for a Machine.  IBM may repair the failing Machine or exchange it at IBM’s reasonable discretion.

When the type of Service requires that Worldspan deliver the failing Machine to IBM, Worldspan agrees to ship it suitably packaged (prepaid unless IBM specifies otherwise) to a location IBM designates.  After IBM has repaired or exchanged the Machine, IBM will return it to Worldspan at IBM’s expense unless Worldspan agrees otherwise.  IBM is responsible for loss of, or damage to, Worldspan’s Machine while it is 1) in IBM’s possession or 2) in transit in those cases where IBM is responsible for the transportation charges.

Worldspan agrees to:

1.                                       obtain authorization from the owner to have IBM service a Machine that Worldspan does not own; and
2.                                       where applicable, before IBM provides Service —

(a)                                  follow the problem determination, problem analysis, and service request procedures that IBM provides,

(b)                                 secure all programs, data, and funds contained in a Machine, and

(c)                                  inform IBM of changes in a Machine’s location.

When Service involves the exchange of a Machine or part, the item IBM replaces becomes IBM’s property and the replacement becomes Worldspan’s.  Worldspan represents that all removed items are genuine and unaltered.  The replacement may not be new, but it will be in good working order and at least functionally equivalent to the item replaced.  The replacement assumes the warranty or maintenance Service status of the replaced item.  Before IBM exchanges a Machine or part, Worldspan agrees to remove all features, parts, options, alterations, and attachments not under IBM’s service.  Worldspan also agrees to ensure that the item is free of any legal obligations or restrictions that prevent its exchange.

Any feature, conversion, or upgrade IBM services must be installed on a Machine which is 1) for certain Machines, the designated, serial-numbered Machine, and 2) at an engineering-change level compatible with the feature, conversion, or upgrade.

IBM manages and installs engineering changes that apply to IBM Machines and may also perform preventative maintenance.

IBM provides maintenance Services for selected non-IBM Machines.

IBM support does not cover:

1.                                       preventive maintenance for which there is a IBM published preventive maintenance schedule or unless otherwise specified;
2.                                       correction of date related errors, except as described on the first page of this Exhibit H.  IBM will, make a reasonable determination of whether a date related error is the source of the problem;
3.                                       service of microcode or firmware.  This support is an internet-based support application generally available to IBM customers;
4.                                       service of features, parts, or devices not supplied by either 1) the Machine’s original manufacturer, or 2) IBM during the performance of this Service;
5.                                       service for accessories, supply items, and certain parts, such as batteries, frames, and covers;
6.                                       service of a Machine damaged by misuse, accident, modification, unsuitable physical or operating environment, or improper maintenance by Worldspan;
7.                                       service of a Machine with removed or altered Machine or parts identification labels;

8.                                       failures caused by a product for which IBM is not responsible; or
9.                                       service of Machine alterations.

Upon written notice, IBM may terminate coverage for an Eligible Machine that is not an IBM Machine due to lack of available repair parts or lack of original manufacturer technical support.

Eligible Machines that are not IBM Machines must meet our safety and serviceability requirements.  IBM reserves the right to inspect any such Machine within one month from the start of Maintenance Service.  If the Machine is not in an acceptable condition for service, IBM will notify Worldspan and terminate coverage.  IBM will provide this information to Worldspan at the time Worldspan requests Maintenance Services for a non-IBM Machine.

Maintenance Coverage

When Worldspan orders Machine Maintenance Services under this AMO Agreement, IBM will inform Worldspan of the date on which the Maintenance Services will begin.  IBM may inspect the Machine within one month following that date.  If the Machine is not in an acceptable condition for Maintenance Service, Worldspan may have IBM restore it for a charge.  Alternatively, Worldspan may withdraw Worldspan’s request for Maintenance Service.  However, Worldspan will be charged for any Maintenance Services which IBM performed at Worldspan’s request.

Termination

Worldspan may terminate Service for a Machine on one month’s written notice to IBM if Worldspan removes a Machine from productive use within Worldspan’s Enterprise.

Upon such termination IBM will reduce the Monthly Payments by the amount equal to the amount IBM is charging Worldspan for the Machine for which Service is terminated.  IBM will disclose this amount to Worldspan at the time Worldspan notifies IBM that the Machine has been removed from productive use.  IBM’s Asset Management Offering Contract Executive or equivalent will certify the accuracy of the amount disclosed to Worldspan.

Maintenance of IBM Machines - Enhanced Service Response

In addition to the Services otherwise described in this Exhibit, IBM will implement a priority call handling process which will be available 24 hours a day, 7 days a week.  When Worldspan places a Service call our support center will remotely respond to Worldspan’s call within two hours and once the problem is verified, IBM will use commercially reasonable efforts to work with Worldspan to determine the severity of the problem and define whatever further service activities may be required.  If IBM determines that a service technician must be dispatched to Worldspan’s Specified Location, IBM will use commercially reasonable efforts to have the technician there within two hours of that determination.

Exhibit I - Form of Invoice

International Business Machines Corporation

Please direct all inquiries and correspondence to:	IBM Customer No.	Invoice No.
IBM Corporation	9885094	XXXX
PO Box 2489
Atlanta, Ga 30301	Worldspan Contract No.	Invoice Date
Phone: 877-426-6006	XXXXXX	30-Nov-03

Installed at:	Bill to:	Acct Receivable Branch Office
Worldspan, L.P.	Worldspan, L.P.	MP3
760 Doug Davis Drive	Attention Tori Miller
Hapeville, GA 30354-1953	300 Galleria Parkway, NW
Atlanta, GA 30339

Customer Reference:
Asset Management Offering Agreement
Effective 7/1/2002

Please remit payment to:	Terms:
91222 Collection Center Drive Chicago, IL 60693	Payment is due within 30 days of invoice receipt

Invoice for January 2004

December 2003 Monthly Payment	[**]
January 2004 Adjustments:
Increase in original Monthly Payments	[**]
Expiration of Order Letter 104 (Worldspan Contract No. IBM 04)	[**]
Order Letter 111 (Worldspan Contract No. IBM 11)	[**]
Order Letter 112 (Worldspan Contract No. IBM 12)	[**]
Additional Revenue Attainment Credit	[**]
Total January 2004 Monthly Payment	[**]

Reconciliation for November 2003 Monthly Payment:
Order Letter 110 (Worldspan Contract No. IBM 10)	[**]
Order Letter 111 (Worldspan Contract No. IBM 11)	[**]
Total Reconciliation for November 2003 Monthly Payment	[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Allocation to Worldspan Cost Centers:

Worldspan Cost Center		Jan. 2004 Monthly Payment	Nov. 2003 Reconciliation
1	GDS	[**]	[**]
2	Deltamatic	[**]
3 and 4	Large Test	[**]
5	DL1 VM	[**]
6	OSS	[**]
7	OS/390	[**]	[**]
8	DL2 VM	[**]
	Total	[**]	[**]

IBM confirms that the amount specified above for each Worldspan Cost Center accurately reflects the portion of the applicable amount that is allocable to that Cost Center, as the Cost Center has been described to IBM by Worldspan.

ORIGINAL INVOICE	PAY THIS AMOUNT:[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Exhibit J
Form of Semi Annual AMO Spend Summary

Second Half 2003
AMO Spend Summary

1.                                      Hardware

a.                                       Hardware Installed as of July 1, 2002

Machine/Serial No.	Description
XXXXXX	XXXX
XXXXXX	XXXX

Semi Annual Charges	$X,XXX,XXX.XX

b.                                      Hardware Installed after July 1, 2002

Machine/Serial No.	Description
XXXXXX	XXXX
XXXXXX	XXXX

Semi Annual Charges	$X,XXX,XXX.XX

Semi Annual Charges for Hardware	$X,XXX,XXX.XX

2.                                      Software

a.             Software Installed as of July 1, 2002

Product	Description
XXXXXX	XXXX
XXXXXX	XXXX

Semi Annual Charges	$X,XXX,XXX.XX

b.                                      Software Installed after July 1, 2002

Product	Description
XXXXXX	XXXX
XXXXXX	XXXX

Semi Annual Charges	$X,XXX,XXX.XX

Semi Annual Charges for Software	$X,XXX,XXX.XX

3.             Maintenance

a.                                       Maintenance for Machines Installed as of July 1, 2002

Product	Description
XXXXXX	XXXX
XXXXXX	XXXX

Semi Annual Charges	$X,XXX,XXX.XX

b.                                      Maintenance for Machines after July 1, 2002

Product	Description
XXXXXX	XXXX
XXXXXX	XXXX

Semi Annual Charges	$X,XXX,XXX.XX

Semi Annual Charges for Maintenance	$X,XXX,XXX.XX

4.             All Other Services

a.                                       All Other Services

Product	Description
XXXXXX	XXXX
XXXXXX	XXXX

Semi Annual Charges for Other Services	$X,XXX,XXX.XX

Total Semi Annual Charges	$XX,XXX,XXX.XX

Exhibit K

Maintenance FTEs Customarily Provided by IBM for
Equipment on IBM Warranty or Maintenance

IBM assigns its Customer Engineers based on anticipated workload associated with the total installed inventory.  This workload changes throughout an individual product’s life-cycle and cannot be accurately predicted for future dates.  As a rough estimate, using Worldspan’s current installed inventory and current mix of equipment, IBM estimates that one Customer Engineer is assigned for each $[**] per year of IBM’s published list price maintenance coverage.  This estimate can be used for planning purposes, but it is only an estimate.  Actual Customer Engineer assignments at any point in the future will be based on the actual workload projections based on the then current installed inventory and mix of equipment as they exist at that time.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Addendum 1 to Worldspan Asset Management Offering Agreement

This is an Addendum to the Worldspan Asset Management Offering Agreement, effective as of July 1, 2002, between Worldspan, L.P., International Business Machines Corporation, and IBM Credit Corporation (the “AMO Agreement”).

Neither the negotiation nor the consummation of the proposed transaction whereby one or more new entities to be formed by Mr. M. Gregory O’Hara, Citigroup Venture Capital Equity Partners, LP and/or Ontario Teachers’ Pension Plan Board may acquire, directly or indirectly, the partnership interests in Worldspan, L.P. (“Worldspan”) from the current owners thereof (Delta Air Lines, Northwest Airlines, and American Airlines) shall be considered, or taken into account when determining whether there has been, an Event of Default or a Material Adverse Change for purposes of the AMO Agreement.  For the avoidance of doubt, subsequent to such a transaction, Worldspan would remain subject to all the terms of the AMO Agreement and the TLA (as defined in the AMO Agreement), including without limitation, Section 20 (Default and Remedies) and Section 17 (Material Adverse Change Provision).

This Addendum must be executed contemporaneously with the AMO Agreement referenced above.

Except as described herein, the AMO Agreement is otherwise unchanged.

Agreed to:		Agreed to:

Worldspan, L.P.		International Business Machines Corporation

By:	/s/ David Lauderdale	By:	/s/ John M. Segler
Authorized Signature		Authorized Signature

Name (type or print):	/s/ David Lauderdale	Name (type or print):	John M. Segler

Date:	10/21/2002	Date:	10/21/2002

Customer No.: 9885094		Agreed to:

AMO Agreement No.:		IBM Credit Corporation

IBM Customer Agreement No.: JJT-0003
		By:	/s/ Brad P. Graham
Term Lease Agreement No.: JJT-0001		Authorized Signature

		Name (type or print):	Brad P. Graham

		Date:	10/24/2002